ANNUAL Report JUNE 30, 2001

Emerald Mutual Funds

HomeState PA Growth Fund
Banking and Finance Fund
Technology Fund

                                 (EMERALD LOGO)

                              EMERALD MUTUAL FUNDS
                              --------------------

                      WELCOME TO THE EMERALD MUTUAL FUNDS
                      -----------------------------------

Emerald offers three mutual funds: The HomeState Pennsylvania (PA) Growth Fund (which became the Emerald Growth Fund on July 1, 2001), The Select Banking and Finance Fund and The Select Technology Fund. The Funds offer investors a unique investment strategy aimed at pursuing long-term growth: what we call "The Emerald Advantage."

                           IN-DEPTH, ON-SITE RESEARCH
                           --------------------------

Emerald's own in-house team of research analysts believes in a common-sense, fundamental approach to choosing investments. Whenever we can, we visit a company before investing, talking to its management and employees, as well as its suppliers, customers and competitors.

                       PROFESSIONAL PORTFOLIO MANAGEMENT
                       ---------------------------------

Emerald's chief investment officer, Kenneth G. Mertz II, CFA, has over twenty years' experience in the money management industry, including seven years as chief investment officer of a $12 billion public pension fund. Ken has managed portfolios in both "up" and "down" markets and this experience guides him as he seeks to actively reduce risk.

                        UNIQUE INVESTMENT OPPORTUNITIES
                        -------------------------------

Emerald's mutual funds each focus on areas we feel are largely ignored by other institutional money managers:

               - smaller-sized growth companies,
               - companies involved in the technology sector,
               - smaller-sized banking & financial services companies.

THE HOMESTATE PA    Invests a minimum 65% of its assets in companies
   GROWTH FUND      headquartered or with significant operations in the
                    Commonwealth of Pennsylvania. (The Emerald Growth Fund, effective 7/1/01)

THE SELECT BANKING  Invests a minimum 65% of its assets in companies in the
AND FINANCE FUND    banking and financial services industries, with a focus on smaller companies in the Mid-Atlantic states.

   THE SELECT       Invests a minimum 65% of its assets in companies in the
 TECHNOLOGY FUND    technology sector (changed from The Year 2000 Fund to The
                    Select Technology Fund on 2/29/00).

In-Depth, On-Site Research. Professional Portfolio Management. Unique Investment Opportunities. That's The Emerald Advantage.

  Funds that invest in a particular state or region, or in a specific industry, may involve a greater degree of risk than funds with a more diversified portfolio. Investing in smaller companies' stock can involve higher risk and increased volatility than larger stocks. This report contains information about the Funds' performance. Past performance is no guarantee of future results. An investment in the Funds will fluctuate in value so that your account, when redeemed, may be worth more or less than your original purchase price.

                           www.emeraldmutualfunds.com

EMERALD MUTUAL FUNDS
--------------------
REPORT FROM MANAGEMENT

                                                                 August 15, 2001

Dear Shareholder:

There are times, and today is just one of those times, when I sit down to write my semi-annual letter to my fellow shareholders and I feel like Jack Nicholson in a famous scene from the horror movie The Shining. As it also reads in the Stephen King book on which the film is based, Nicholson's character has been working on writing a novel over the winter months as he and his family are the snow-bound caretakers of a remote summer resort. His wife discovers to her horror one day that he has, in fact, been typing the same sentence over and over again, page after page (he's gone quite mad, as only Jack Nicholson can do). Today, as I begin this letter, the stock market is seesawing back and forth in its trading range established back in April, as traders bid stocks higher and lower with no real conviction or purpose. Much like during the downturn of 2000, or the soaring bull run of 1999, or the small-cap decline of 1998, I could sit at my desk and type the same words over and over again, page after page:
Long-term. Long-term. Long-term. Long-term. Long-term. Page after page, long-term, long-term. But that would annoy you and alarm my family and co-workers. So instead, I will try to lay out a much more readable case for taking a long-term approach.

All of the figures and statistics I will use come from the mutual fund tracking firm Morningstar, and include the reinvestment of all dividends, but not the effects of any sales charges. Past performance is no guarantee of future results. (A full disclosure statement is found at the end of my letter.) See page 7 for standardized performance results for the Fund's Class A shares for the periods ended June 30, 2001.

We will start by looking at the performance of the Emerald Growth Fund (formerly called the Emerald HomeState PA Growth Fund) over the last four calendar years, and add the six months ended June 30, 2001. In our hyper-speed world, long-term is often defined as three to five years. If you judged the Fund based on each individual year (as one supposedly knowledgeable analyst recently did), the Fund would seem dramatically volatile. The Fund's Class A shares gained 26.3% in 1997, only to lose 12.4% in 1998. It shot back with an astounding 96.4% gain in 1999, only to lose 21.9% in 2000. For the first six months of 2001, the Fund's Class A shares rose 7.39%. A short-term focused observer would rile at the volatility: up 26%, down 12%, up 96%, down 22%_ How can one sleep at night with such agonizing swings!

Answer:  Take a long-term approach.

Measuring the same time period as above, the last four and a half years (beginning January 1, 1997 and ending June 30th, 2001) but taking the long-term view, the Emerald Growth Fund has accumulated a total return of 82.28%, or an average of 14.27% per year, and outperformed the average small-cap growth fund measured by Morningstar over the period. Same fund, same numbers, presented a different way: what I would argue is the proper way to analyze an investment in an equity mutual fund as part of a proper strategy with a long-term horizon. In fact, you can take any three-to five-year period for the Growth Fund (which begins its 10th anniversary year in October) and come up with similar results: short-term volatility and continuous long-term growth.

And this isn't just true for the Emerald Growth Fund. While small-cap growth investing is by definition more volatile than investing in large-cap companies, the entire collection of world stock markets has shown increasing short-term volatility over the past few years, beginning with the Asian crisis of 1998.

Some mutual fund industry critics are today calling for more frequent public disclosure of mutual fund portfolio holdings. I say such disclosure will only heighten volatility as everybody tries to jump in front of everybody else in being first and fastest. Such critics should talk to our own Ken Mertz and ask him how long it takes to build a core position in a true small-cap stock, and what the costs are for his shareholders when someone else knows about it and starts buying too, bidding up his (and thus yours) eventual average cost.

I'm not advocating a "head in the sands" approach to performance reporting or portfolio holdings disclosure. The Internet has dozens of sites that will give you comparative numbers to screen your fund's performance against its competition over the three- five- and ten-year periods that deserve our attention and focus, and the SEC's EDGAR website will tell you what every mutual fund in the country has owned twice each year at a minimum. I do believe that wanting to know what your portfolio manager bought two weeks ago, and how his fund performed for the four months ended May 12th, doesn't really do anybody any good, and, in fact, probably adds to the market's troubling volatility.

We've been working since 1992 to provide our shareholders with a long-term record that we are very proud of, and that our team works to build upon each and every day. Ken Mertz and Steven Russell will share their thoughts and the Funds' performance results on the pages that follow. And with that, I am done lobbying for the long-term approach and will move on to something new. I thank you for listening and for your support of the Emerald Mutual Funds. And as always, we welcome your comments, questions and suggestions.

Sincerely,

/s/Scott L. Rehr

Scott L. Rehr
President

ABOUT THE PERFORMANCE INFORMATION APPEARING IN THE LETTERS TO SHAREHOLDERS:

All performance information is presented on a total return basis unless otherwise noted and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate with market conditions so that shares may be worth more or less than their original cost when redeemed. Funds that invest in a particular industry or geographic region may involve a greater degree of risk than funds with a more diversified portfolio. All three Emerald Mutual Funds invest in the stocks of smaller-sized companies, which may involve higher risk and increased volatility than the stocks of larger companies. Write or call for a free copy of the Funds' current prospectus, which contains more complete information including management fees, sales charges and other charges and expenses, and which you should read carefully before investing.

EMERALD MUTUAL FUNDS
--------------------
MARKET AND ECONOMIC REVIEW

                                                                 August 15, 2001

Dear Shareholder:

The economic slowness continues, but a market recovery will be in anticipation of the positive effects from six rate cuts, the tax cut checks being sent out in the third quarter, the tech sector's excessive inventory levels being worked down and the lowering of excessive energy costs. All major U.S. equity indices recorded positive numbers in the quarter.

                                            2nd Quarter
                                            -----------
               S&P 500                         +5.9%
               Russell 1000                    +6.3%
               Russell 2000                   +14.4%

Small cap growth stocks reversed some of the past year's historically wide negative spreads to value stocks (greater than 60% difference for the first time) during the quarter.

                                            2nd Quarter
                                            -----------
               Russell 2000 Growth             18.1%
               Russell 2000 Value              11.7%

The sixty percent difference in favor of value stocks clearly shows where risk and sentiment lies. On a year-to-date basis, the spread between Value and Growth is 12.6%, still extremely high.

                                            Year-to-Date
                                          (1/1 - 6/30/01)
                                          ---------------
               Russell 2000 Value             +12.8%
               Russell 2000 Growth             +0.2%

The plight of growth stocks remains tied to the slowing economy. With the technology and manufacturing sectors in a recession, the investment world is looking for any signal of increasing strength. Preannouncements in the basic materials and technology sectors continued at or near the pace of the first quarter. The high valuation of the U.S. dollar became a new pressure for the U.S. multi-nationals during this quarter. With this backdrop, visibility remains either elusive or non-existent. Over the next quarter, we don't expect to see a pickup in these areas; in fact, we expect more layoffs as companies come to grip with not only weak U.S. demand, but weaker European and Asian economies. The June Purchasing Managers Index recorded a slight uptick in activity, bringing hope that an economic bottom has been or shortly will be made. In addition, we have seen an uptick in Consumer Sentiment, which is why the Federal Reserve opted for only a 25 basis-point decline for their sixth rate cut this year. We can take hope that these two reports, combined with the interest and tax rate cuts, will provide support for the economy. This will lead to greater confidence in the boardroom and relief from the disappearance of capital investment. Companies are starting to gain access to capital and are reliquidifying their balance sheets. History points to an uptick in capital spending shortly after capital populates the corporate coffers. As time rids the world of excess inventories, this reliquidification will start a new investment cycle geared to the productivity trends we saw during 1999 and 2000.

Our portfolios reflect the continued risks that we will see in the economy over the short-term, while cognizant of the longer term picture, which is much brighter. The consumer continues to hold this economy together. While saving rates have slowed at the upper end of the income sector, the low-to-middle range consumer continues to have confidence in his job, income status and future earnings capacity. While consumer spending in an economic slowdown concerns us, our emphasis on specialty niches such as electronic games, teen retailing, tweeners, etc. will be outside of any macro risks.

The long-term positives are well known, such as the tax refund. While three hundred dollars for singles and six hundred dollars for a married couple may not seem like much, in the aggregate, it is a very important backstop to the economy's consumer segment. Plus, it was timed perfectly for the back to school season. Forget the surveys that say the refund check will be saved. Emerald believes the money will be spent and will keep the economy officially out of a recession. Another long-term positive is the six interest rate cuts, whose major benefit is yet to be felt. Monetary policy initiatives are felt anywhere from six to nine months after the fact. In addition, we expect at least two more rate cuts, one in August and the other in October.

Low interest rates combined with resets in the adjustable rate mortgages have kept housing strong and, therefore, its multiple effects. While we believe housing stocks are overdone on the upside, the affordability factors in the housing sector will keep weakness limited to mild declines from present levels. The third major positive is in the energy sector where prices are declining. This is a tax cut of significant proportion as compared to our nation's energy costs just six months ago. If we combine these factors, we forecast the consumer will be the saving grace for the remainder of 2001, until business capital spending starts to pick up by year end 2001 and early 2002.

Sincerely,

/s/Kenneth G. Mertz II

Kenneth G. Mertz II, CFA
Chief Investment Officer
Emerald Mutual Funds

THE EMERALD HOMESTATE PENNSYLVANIA GROWTH FUND
----------------------------------------------
THE FUND AT A GLANCE

 HomeState Pennsylvania Growth Fund Class A Performance Comparison vs.  Russell
                                   2000*<F1>
                   Growth of Hypothetical $10,000 Investment

                         AVG.  ANNUAL TOTAL RETURN+<F4>

                                     1 YEAR       5 YEAR       INCEPTION
                                     ------       ------       ---------
HomeState PA Class A
  (load adjusted)**<F2>             (13.90)%      12.27%        17.22%
HomeState PA Class A
  (without load)                     (9.62)%      13.36%        17.88%
Russell 2000                           0.62%       9.63%        12.90%***<F3>

          The HomeState Pennsylvania    The HomeState Pennsylvania
              Growth Fund Class A           Growth Fund Class A       Russell
  Date          (load adjusted)               (without load)        2000 Index
  ----          --------------                 -------------        ----------
 10/1/92            $9,525                        $10,000             $10,000
 6/30/93           $10,449                        $10,970             $12,096
 6/30/94           $11,897                        $12,490             $12,455
 6/30/95           $15,343                        $16,108             $14,702
 6/30/96           $21,470                        $22,541             $18,231
 6/30/97           $23,523                        $24,696             $21,186
 6/30/98           $29,413                        $30,880             $24,745
 6/30/99           $26,695                        $28,027             $25,104
 6/30/00           $44,469                        $46,687             $28,738
 6/30/01           $40,191                        $42,195             $28,916

  *<F1> The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
 **<F2> The Fund's Class A total returns since Inception (October 1, 1992) and for one and five years reflect the effect of the maximum sales load charge of 4.75%.
***<F3> Return does not include continuous dividend reinvestments as information is not available.
  +<F4>   Past performance is not indicative of future performance.

THE EMERALD HOMESTATE PENNSYLVANIA GROWTH FUND
TOP TEN HOLDINGS AS OF JUNE 30, 2001

ISSUE                                              % OF FUND
-----                                              ---------
 1.  Neose Technologies, Inc.                          4.54%
 2.  SunGard Data Systems, Inc.                        3.41%
 3.  Cephalon, Inc.                                    2.96%
 4.  Electronics Boutique Holdings Corp.               2.58%
 5.  C&D Technologies, Inc.                            2.54%
 6.  Education Management Corporation                  2.52%
 7.  Triumph Group, Inc.                               2.19%
 8.  Philadelphia Suburban Corporation                 2.06%
 9.  Emisphere Technologies, Inc.                      1.87%
10.  Sanchez Computer Associates, Inc.                 1.70%

THE EMERALD HOMESTATE PENNSYLVANIA GROWTH FUND
----------------------------------------------
THE FUND AT A GLANCE

 HomeState Pennsylvania Growth Fund Class C Performance Comparison vs.  Russell
                                   2000*<F5>
                   Growth of Hypothetical $10,000 Investment

                          CUMULATIVE TOTAL RETURN+<F7>

                                                  1 YEAR        INCEPTION
                                                  ------        ---------
HomeState PA Class C (load adjusted)**<F6>       (11.87)%       (11.87)%
HomeState PA Class C (without load)              (10.08)%       (10.08)%
Russell 2000                                        0.62%          0.62%

          The HomeState Pennsylvania    The HomeState Pennsylvania
              Growth Fund Class C           Growth Fund Class C       Russell
  Date          (load adjusted)               (without load)        2000 Index
  ----          --------------                 -------------        ----------
  7/1/00            $9,900                        $10,000             $10,000
 9/30/00            $9,460                         $9,556             $10,114
12/31/00            $8,301                         $8,384              $9,420
 3/31/01            $7,649                         $7,726              $8,808
 6/30/01            $8,813                         $8,992             $10,062

  *<F5> The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
 **<F6> The Fund's Class C total returns since Inception (July 1, 2000) and for one year reflect the effect of the maximum front-end sales load charge of 1.00% and 1.00% contingent deferred sales charge.
  +<F7>   Past performance is not indicative of future performance.

THE EMERALD HOMESTATE PENNSYLVANIA GROWTH FUND
----------------------------------------------
REPORT FROM MANAGEMENT

                                                                 August 15, 2001

Dear Shareholder:

We are pleased to report the Emerald HomeState PA Growth Fund's progress through June 30, 2001. As you are aware from the proxy statement mailed in April and the successful vote in May, the Fund's name was changed to the Emerald Growth Fund and it no longer carries a mandate to invest in Pennsylvania-based companies effective July 1, 2001. As you recall, we made these changes in light of harsher regulatory guidelines that we felt limited our ability to manage an effectively diversified fund. Suffice it to say that I continue to manage the Fund in the same manner as I have since its founding in 1992, and now do so simply looking for the best investment opportunities coast to coast, including those in our home state of Pennsylvania.

                                                              PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2001
                                                   --------------------------------------------------------------------------
                                                                 AVERAGE ANNUAL RETURN
                                                   --------------------------------------------------        TOTAL RETURN
FUND/INDEX                                         ONE YEAR      FIVE YEARS      SINCE INCEPTION*<F8>    SINCE INCEPTION*<F8>
----------                                         --------      ----------      --------------------    --------------------
Emerald (HomeState PA) Growth Fund Class A:
     At NAV:                                       - 9.62%        +13.36%              +17.88%                 +321.98%
     At MOP:                                       -13.90%        +12.27%              +17.22%                 +301.88%
Russell 2000 Index                                 + 0.62%        + 9.63%              +12.90%                 +189.16%
Morningstar Small-Company Funds Average            - 3.31%        +12.83%              +16.18%                 +271.69%

*<F8>  Inception Date: 10/1/92

Past performance is no guarantee of future results. Emerald returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Small-Company Funds Average represents 768, 374 and 134 small-company funds, respectively, for total return without regard to sales charge for the One Year, Five Year and Since Inception (10/1/92) periods. All performance results assume reinvestment of dividends. As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's). The performance of IPO's may have a greater impact on the performance results of a smaller fund, and may lessen as the Fund's assets grow.

Even though we changed our name, our philosophy has not changed. In Scott Rehr's letter, you read about the Fund's volatility, which of course is a reflection of the market and the small cap sector's volatility, which at times over the last 18 months reached levels three times greater than the historical averages.

By not taking our eye off the ball, by concentrating on fundamental research and on companies we know, we were able to outperform our small cap counterparts during the first six months of 2001.

Risk is not being rewarded in this marketplace, and we have positioned the portfolio to account for this fact.

The healthcare sector has been our biggest winner during the second quarter as biotech companies and specialty pharmas are immune to general economic weaknesses. Currently 110 biotech drugs are on the market, an increase of greater than five-fold over the last ten years. Growth drivers for greater pharma spending include increasing drug utilization, increasing price levels and an aging population.

The long-term nature of this commitment causes its own volatility as biotech stocks can go in and out of favor seemingly in the matter of minutes. While this can be disconcerting to even the strongest of stomachs, we believe the opportunities are enormous. Will we revert back to the high flying days of 1999o I hope not because these increases bring with them severe corrections and the "trading" crowd moves in at the detriment of long-term viewpoints. The increased use of drug therapy, the maturing population, and the improving shift mix to newer therapies will continue to underlie this marketplace.

We have also increased our exposure to financial institutions. Our Banking and Finance Fund has honed our skills in selecting high quality, growth banking and S&L franchises which has been the sweet spot for investors in this difficult market place. For more on our banking sector thoughts see our Bank Fund's report on the following pages.

Another area of emphasis has been the capital goods sector. While this may seem counter-intuitive, our positions reflect our belief that the economy will recover in the next six to twelve months and we need to look to companies that will benefit when economic weakness is no longer the siren call.

Our foresight will never be as good as our hindsight, which means we cannot predict when economic growth will turn and when growth stocks will start outperforming. We do know that the market will not ring a bell, and the lights will not turn on in our feeble mind, but we do nonetheless remain convinced that growth stocks will once again be the focus of the marketplace as the economy rebounds from the current weakness. Our commitment to research remains as strong as ever, as we search for demand driven small-cap growth opportunities.

Sincerely,

/s/Kenneth G. Mertz II

Kenneth G. Mertz II, CFA
Portfolio Manager
Chief Investment Officer

THE EMERALD SELECT BANKING AND FINANCE FUND
-------------------------------------------
THE FUND AT A GLANCE

   Emerald Select Banking and Finance Fund Class A Performance Comparison vs.
                               Russell 2000*<F9>
                   Growth of Hypothetical $10,000 Investment

                        AVG.  ANNUAL TOTAL RETURN+<F11>

                                               1 YEAR       INCEPTION
                                               ------       ---------
Emerald Select Banking & Finance
  Class A (load adjusted)**<F10>               34.02%         10.87%
Emerald Select Banking & Finance
  Class A (without load)                       40.72%         12.12%
Russell 2000                                    0.62%          9.30%

              The Emerald Select           The Emerald Select
           Banking and Finance Fund     Banking and Finance Fund      Russell
  Date      Class A (load adjusted)      Class A (without load)     2000 Index
  ----      -----------------------      ----------------------     ----------
  2/18/97            $9,525                      $10,000              $10,000
  6/30/97           $11,144                      $11,700              $10,804
 12/31/97           $12,758                      $13,394              $11,988
  6/30/98           $13,324                      $13,989              $12,620
 12/31/98           $10,137                      $10,643              $11,720
  6/30/99           $13,265                      $13,926              $12,803
 12/31/99           $11,821                      $12,411              $14,222
  6/30/00           $11,155                      $11,711              $14,656
 12/31/00           $13,608                      $14,286              $13,807
  6/30/01           $15,698                      $16,480              $14,747

  *<F9> The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
**<F10> The Fund's Class A total returns since Inception (February 18, 1997) and for one year reflect the effect of the maximum sales load charge of 4.75%.
 +<F11>   Past performance is not indicative of future performance.

THE EMERALD SELECT BANKING AND FINANCE FUND
TOP TEN HOLDINGS AS OF JUNE 30, 2001

ISSUE                                         % OF FUND
-----                                         ---------
 1.Harleysville National Corporation              3.90%
 2.Hudson City Bancorp, Inc.                      3.01%
 3.SEI Investments Company                        2.78%
 4.Philadelphia Consolidated Holding Corp.        2.74%
 5.S&T Bancorp, Inc.                              2.71%
 6.Irwin Financial Corporation                    2.71%
 7.Yardville National Bancorp                     2.55%
 8.Commerce Bancorp, Inc.                         2.38%
 9.Parkvale Financial Corporation                 2.35%
10.International Bancshares Corporation           2.33%

THE EMERALD SELECT BANKING AND FINANCE FUND
-------------------------------------------
THE FUND AT A GLANCE

   Emerald Select Banking and Finance Fund Class C Performance Comparison vs.
                               Russell 2000*<F12>
                   Growth of Hypothetical $10,000 Investment

                      CUMULATIVE ANNUAL TOTAL RETURN+<F14>

                                                 1 YEAR          INCEPTION
                                                 ------          ---------
Emerald Select Banking & Finance
  Class C (load adjusted)**<F13>                 37.64%            37.64%
Emerald Select Banking & Finance
  Class C (without load)                         40.00%            40.00%
Russell 2000                                      0.62%             0.62%

              The Emerald Select           The Emerald Select
           Banking and Finance Fund     Banking and Finance Fund      Russell
  Date      Class C (load adjusted)      Class C (without load)     2000 Index
  ----      -----------------------      ----------------------     ----------
  7/1/00             $9,900                      $10,000              $10,000
 9/30/00            $11,087                      $11,199              $10,114
12/31/00            $12,050                      $12,172               $9,420
 3/31/01            $12,087                      $12,209               $8,808
 6/30/01            $13,764                      $14,000              $10,062

 *<F12> The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
**<F13> The Fund's Class C total returns since Inception (July 1, 2000) and for one year reflect the effect of the maximum front-end sales load charge of 1.00% and 1.00% contingent deferred sales charge.
 +<F14>   Past performance is not indicative of future performance.

THE EMERALD SELECT BANKING AND FINANCE FUND
-------------------------------------------
REPORT FROM MANAGEMENT

                                                                 August 15, 2001

Dear Shareholder:

The Emerald Select Banking and Finance Fund has been the big winner for our shareholders over the last six and twelve month periods. The market in the last twelve months has been masked by investor's sentiment (risk aversion) and lack of earnings growth. The Banking and Finance Fund has been perfectly positioned since this sector is one of only three to report positive earnings growth in 2001, and because of our emphasis on small regional and community banks and financial institutions which by nature are very risk averse.

                                                          PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2001
                                              ---------------------------------------------------------------------------
                                                            AVERAGE ANNUAL RETURN
                                              -------------------------------------------------         TOTAL RETURN
FUND/INDEX                                    ONE YEAR    THREE YEARS    SINCE INCEPTION**<F16>    SINCE INCEPTION**<F16>
----------                                    --------    -----------    ----------------------    ----------------------
Emerald Select Banking &
  Finance Fund Class A:*<F15>
     At NAV                                   +40.72%       +5.61%              +12.12%                   +64.79%
     At MOP                                   +34.02%       +3.91%              +10.87%                   +56.94%
Russell 2000 Index                            + 0.62%       +5.31%              + 9.30%                   +47.47%
Morningstar - Financial Funds Average         +29.91%         N/A                 N/A                       N/A

  *<F15> Prior to 10/20/98 the Fund, called the Select Opportunities Fund, pursued a different objective.
 **<F16>  Inception Date: 2/18/97

Past performance is no guarantee of future results. The Select Banking and Finance Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Financial Funds Average represents 89 and 55 financial services funds for total return without regard to sales charges for the One Year and Three Year periods, respectively. All performance results assume reinvestment of dividends.

The Emerald Fund concentrates on small-cap institutions (Morningstar computes a $920 million market cap versus $21.1 billion for the average financial services fund) with:
     1.)  Solid earnings growth
     2.)  Leading and defensible franchises
     3.)  Strong asset quality
     4.)  Experienced management teams

This concentration has led to some significant results versus our peers. Emerald ranks #6 out of 89 financial services funds on a total return calendar year-to-date basis ended June 30th. Over the last 12 months ended June 30th, the Fund ranks #19 out of 84 funds (courtesy Morningstar).

Economic weakness has been concentrated in the technology and manufacturing sectors. Relative strength has remained with the consumer and small businesses. Our focus on small community banks and thrifts has positioned ourselves well for the current cycle. Our concentration is therefore on:
     1.) Smaller institutions with superior asset quality due to focus on "Main Street," not Wall Street
     2.)  Small business lenders
     3.)  Consumer-oriented mortgage providers

Emerald sees consolidation as a potential plus. We expect continued consolidation concentrated in small-capitalization institutions due to:
     1.)  Technological demands
     2.)  Earnings pressure
     3.)  Geographic expansion
     4.)  Substantial leverage due to cost savings

GartnerG2 reports that by 2007 half of the nation's financial institutions will disappear.

Our concentration on small-cap issues is due to several factors. First, small size commercial banks remain a fundamental part of the U.S. economic infrastructure. Moreover, this subsection of the financial services industry remains the primary financial intermediary with small businesses (defined as having less than 500 workers), a powerful force in today's economy. During the last decade, small businesses created approximately 75% of net new jobs; and, given the dynamics of the U.S. economy, small businesses should continue to be a burgeoning market segment. Generally, smaller financial service firms provide the flexibility and service demanded by their peer size businesses.

Secondly, the financial condition and operational performance of smaller banks (defined as having assets between $1 billion and $5 billion) have been more consistent in recent quarters relative to their larger counterparts (total assets above $10 billion). More specifically, while the smaller banks have generally lower returns on equity, the earnings pattern in recent quarters has not been as erratic as the larger banks. In recent quarters, net interest margins at smaller banks remained 50 basis points to 60 basis points above their larger rivals. Furthermore, the small banks are becoming increasingly adept at supplementing net interest income with various fee and ancillary income, and controlling expenses. As a result, notwithstanding their size, smaller banks are exhibiting better efficiency ratios relative to the larger institutions. A comparison of financial condition statistics shows smaller banks with better asset quality, higher loan loss reserves and better capitalization. Such statistics would suggest that the smaller banks, in general, are in a better position to withstand a slowdown in the economy.

Lastly, the consolidation activity, which appeared to take a brief hiatus, is showing early signs of industry pick-up. In the long-term, consolidation will continue to be a major factor within the financial services industry reflecting the confluence of several issues including: systematic overcapacity, increased competition (from both traditional and non-traditional financial service companies), substantive changes in delivery service mechanisms, and the advent of the true financial holding company, with the passage of the Gramm-Leach Bliley Act. Furthermore, we expect the consolidation trend within the financial services community to continue on both an inter- and intra-sector basis (the basic sectors defined as banks, thrifts, insurance, brokerage, investment advisors/mutual funds, specialty finance and real estate investment trusts), with more acquisition activity at the lower end of the 'food chain'. Such acquisition targets are likely to exhibit the same strong fundamentals as the institutions we have in our portfolio.

Sincerely,

/s/Kenneth G. Mertz II                         /s/Steven E. Russell

Kenneth G. Mertz II, CFA                       Steven E. Russell, Esq.
Co-Portfolio Manager                           Co-Portfolio Manager

THE EMERALD SELECT TECHNOLOGY FUND
----------------------------------
THE FUND AT A GLANCE

   Emerald Select Technology Fund Class A Performance Comparison vs.  Russell
                                   2000*<F17>
                   Growth of Hypothetical $10,000 Investment

                         AVG. ANNUAL TOTAL RETURN+<F19>

                                                1 YEAR          INCEPTION
                                                ------          ---------
Emerald Select Technology Class A
  (load adjusted)**<F18>                       (54.10)%            9.41%
Emerald Select Technology Class A
  (without load)                               (51.80)%           10.87%
Russell 2000                                      0.62%            6.44%

              The Emerald Select           The Emerald Select
                Technology Fund              Technology Fund          Russell
  Date      Class A (load adjusted)      Class A (without load)     2000 Index
  ----      -----------------------      ----------------------     ----------
 10/31/97            $9,525                      $10,000              $10,000
 12/31/97           $10,144                      $10,650              $10,220
  6/30/98           $11,516                      $12,090              $10,758
 12/31/98           $10,354                      $10,870               $9,991
  6/30/99           $11,592                      $12,170              $10,914
 12/31/99           $29,628                      $31,105              $12,124
  6/30/00           $28,858                      $30,297              $12,494
 12/31/00           $18,613                      $19,541              $11,770
  6/30/01           $13,908                      $14,601              $12,572

 *<F17> The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
**<F18> The Fund's Class A total returns from Inception (October 31, 1997) and for one year reflect the effect of the maximum sales load charge of 4.75%.
 +<F19>   Past performance is not indicative of future performance.

THE EMERALD SELECT TECHNOLOGY FUND
TOP TEN HOLDINGS AS OF JUNE 30, 2001

ISSUE                                    % OF FUND
-----                                    ---------
 1.Microsemi Corporation                     5.10%
 2.Cubist Pharmaceuticals, Inc.              3.48%
 3.eBay Inc.                                 3.36%
 4.SFBC International, Inc.                  2.78%
 5.Sirius Satellite Radio Inc.               2.48%
 6.SEI Investments Company                   2.27%
 7.Sanchez Computer Associates, Inc.         2.24%
 8.Cabot Microelectronics Corporation        2.23%
 9.Aviron                                    2.18%
10.Human Genome Sciences, Inc.               2.16%

THE EMERALD SELECT TECHNOLOGY FUND
----------------------------------
THE FUND AT A GLANCE

   Emerald Select Technology Fund Class C Performance Comparison vs.  Russell
              2000*<F20> Growth of Hypothetical $10,000 Investment

                      CUMULATIVE ANNUAL TOTAL RETURN+<F22>

                                                1 YEAR           INCEPTION
                                                ------           ---------
Emerald Select Technology Class C
  (load adjusted)**<F21>                       (52.96)%           (52.96)%
Emerald Select Technology Class C
  (without load)                               (52.00)%           (52.00)%
Russell 2000                                      0.62%              0.62%

              The Emerald Select           The Emerald Select
            Technology Fund Class C      Technology Fund Class C      Russell
  Date          (load adjusted)              (without load)         2000 Index
  ----      -----------------------      ----------------------     ----------
  7/1/00            $9,900                      $10,000               $10,000
 9/30/00            $9,592                       $9,689               $10,114
12/31/00            $6,370                       $6,434                $9,420
 3/31/01            $3,653                       $3,690                $8,808
 6/30/01            $4,704                       $4,800               $10,062

 *<F20> The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.
**<F21> The Fund's Class C total returns from Inception (July 1, 2000) and for one year reflect the effect of the maximum front-end sales load charge of 1.00% and 1.00% contingent deferred sales charge.
 +<F22>   Past performance is not indicative of future performance.

THE EMERALD SELECT TECHNOLOGY FUND
----------------------------------
REPORT FROM MANAGEMENT

                                                                 August 15, 2001

Dear Shareholder:

Cyclicality? Slowdown? These are no longer a question for the technology sector, as the performance results as of June 30, 2001 show:

                                                                 PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2001
                                                     ----------------------------------------------------------------------------
                                                                   AVERAGE ANNUAL RETURN
                                                     -------------------------------------------------          TOTAL RETURN
FUND/INDEX                                           ONE YEAR     THREE YEARS    SINCE INCEPTION**<F24>    SINCE INCEPTION**<F24>
----------                                           --------     -----------    ----------------------    ----------------------
Emerald Select Technology Fund Class A*<F23>
     At NAV                                           -51.80%       + 6.50%              +10.87%                  +46.03%
     At MOP                                           -54.10%       + 4.79%              + 9.41%                  +39.08%
Russell 2000 Index                                    + 0.62%       + 5.31%              + 6.44%                  +25.72%
Morningstar - Technology Funds Average                -53.47%       +15.55%              +17.87%                  +82.73%

  *<F23> Prior to 2/29/00 the Fund, called the Year 2000 Fund, focused on a specific industry within the technology sector.
 **<F24>   Inception Date: 10/31/97

As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's). The performance of IPO's may have a greater impact on the performance results of a smaller fund, and may lessen as the fund's assets grow. Past performance is no guarantee of future results. Emerald Select Technology Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Technology Funds Average represents 279, 86 and 66 technology funds, respectively, for total return without regard to sales charges for the Three Year, One Year and Since Inception (10/31/97) periods. All performance results assume reinvestment of dividends.

Over and over, history has shown that when the technology industry seems as though it is no longer cyclical, it is just a matter of time before the boom becomes a bust.

It is clear to all involved that companies once again ramped-up production, by expanding facilities, at the exact wrong time. At the same time, investors overzealous and blinded by the growth rates in technology began to extrapolate the industry growth rates out five-to-ten years and awarded individual stocks extreme price-to-earnings ratios.

The Federal Reserve, in an attempt to slow the economy and deflate the NASDAQ "bubble," began implementing a series of federal rate hikes in 1999 that proved to be too much for both the economy and the NASDAQ, choking off access to capital and sending the market into a downward spiral in the year 2000. Investors fled technology stocks with a fury not seen in over a decade until the NASDAQ Composite Index hit bottom, closing at 1638 on April 4th of 2001.

Certainly, we must be cautious as earnings are clearly deteriorating far worse than most analysts could have predicted and visibility in technology is basically zero. In fact, the consensus among Wall Street analysts is that second quarter 2001 tech earnings are expected to be down 62% from the second quarter of last year.

There is some good news; smart investors make their money in the market when nobody else wants to be there. In April, investors took a step back and revisited the reason why we invest in technology stocks. The technology team at Emerald anticipates that the technology sector is now entering yet another stage of the current long-term technology revolution. In this phase, we will witness the convergence of various technologies to create the next great advance in technology and biotech.

April's upswing in technology stocks marked the bottom for the NASDAQ and though we have taken a breather, the fact that we have not retested the April lows but have created higher lows is a bullish signal.

As we write this update, the NASDAQ Composite stands 17% above its April 4th low, once again proving that gains in the market comes in spurts and one should not attempt to time the technology sector but instead remain invested in the sector at all times. At Emerald, we continue to believe in the strength of the technology sector and continue to uncover both technology and biotech companies with strong sales and earnings growth, solid balance sheets and positive cash flows, that are introducing new technologies to the world such as Rudolph Technologies (RTEC) and Microsemi Corporation (MSCC).

Rudolph Technologies (RTEC) is a semiconductor equipment company specializing in copper metrology. For 30 years, aluminum circuit lines have been the standard in the semiconductor industry. Today, Rudolph has made it possible for the world to replace aluminum circuits with copper. Why is this importanto Copper carries electrons faster, cheaper and more efficiently than aluminum making it possible for new semiconductor chips to be created for advanced applications, such as those produced by Microsemi (MSCC).

Microsemi Corp. produces power management and radio frequency chips for cell phones and other wireless devices. The company also sells small electrical gear called transient voltage protectors, which prevent damage from static electricity. Finally, it offers discrete devices that let chips talk to each other inside a computer. Sales in the second quarter rose 10% sequentially while earnings doubled to 32 cents per share year over year. How does Microsemi continue to perform while most of the chip industry can only dream about this type of performanceo By increasing spending on R&D, while targeting new end markets. Microsemi once focused on low margin diodes for the military but now its chips are finding their way into medical gear; such as, heart pacers, defibrillators, and insulin pumps, auto in-dashboard PCs; cell phones; and PDAs.

Emerald has also been successful in investing in "downstream" technology companies, such as International Game Technology (IGT) and Concord EFS, Inc.
(CEFT). IGT has used computers and technology to build what is essentially a very fancy PC selling at $8,000 per system as a slot machine. IGT is the leader in the industry and continues to be on the cutting edge of its industry by teaming with smaller gaming companies, such as, Shuffle Master, Inc. (SHFL), on a number of innovative projects.

Concord EFS, Inc. (CEFT) is yet another "downstream" technology company which has provided strength in the Emerald Select Technology fund (HSYTX). Concord is a national power in the transaction processing market. Half of the debit-card transactions in the U.S. now run through the firm's hands. Concord estimates that by 2007, 60% of all supermarket payments will be electronic. The firm expects debit cards to be the preferred method of payments by 2010. The market is growing 30% a year, and Concord controls a 50% share.

Emerald's exposure to the "life sciences" industry buoyed the Fund's performance in the second quarter of 2001 and will remain an essential part of our investment thesis for the next several years. Emerald understands that the demographic trend of a rapidly aging population will fuel the appetite for useful drugs for many years to come. As the head of the Center for the Study of Drug Development at Tufts University once said: "Extended life span doesn't mean people stay younger longer. It means people stay old longer. They suffer from high blood pressure, depression, arthritis, and so on for longer periods." We have witnessed drugs becoming the fastest-growing part of health-care spending, in 1998 they accounted for 7.9% of America's medical bills, up from 4.9% in 1985. Annual spending per senior for prescriptions is up 116% since 1992. Biotech firms now have more than 350 drugs in clinical development, up from about 130 in 1991.

In addition to the demographic landscape, the gene-mapping project has changed the biotech landscape. In the history of the pharmaceutical industry, only about 500 basic "targets" have been identified. It has been estimated that by mapping, the human genome scientists may increase the number of molecular "targets" for developing drugs over the next ten years to 10,000.

Human Genome Scientists, Inc. (HGSI) stands to benefit tremendously from the "genomics revolution." Human Genome has assembled the largest proprietary gene database, which they have leveraged by providing research support to fellow drug companies producing licensing fees and royalty streams while developing its own promising pipeline of new drugs. Human Genome currently has five products in clinical testing.

Increased understanding of the genetic process is also allowing scientists to develop treatments to fight cancer. Celgene Corporation (CELG), a long time position in our portfolio, is engaged primarily in the discovery, development and commercialization of small molecule drugs for the treatment of cancer through gene regulation. Recently, Geraldine Ferraro announced to the public that she suffered from multiple myeloma bringing valuable attention to the disease, as well as, Celgene.

There are approximately 40,000 to 50,000 people in the United States living with multiple myeloma and 14,000 new cases of multiple myeloma are diagnosed each year, making it the second most common blood cancer. In a study titled "Extended Survival in Advanced and Refractory Multiple Myeloma After Single-Agent Thalidomide: Indication of Prognostic Factors in a Phase II Study of 169 Patients" published in the medical journal Blood, Celgene's Thalomid was shown to have reduced the amount of cancerous cells and improved survival in patients with advanced multiple myeloma.

While the past year for technology investors has been difficult, the investment team at Emerald has not lost sight of the long-term benefits being developed by technology companies today, which will continue to fuel GDP growth for years to come. We continue to use our fundamental research to uncover companies with new technologies that will make them number one or number two in their niche that has not been discovered by the broader market.

Sincerely,

/s/Steven E. Russell                           /s/Kenneth G. Mertz II

Steven E. Russell, Esq.                        Kenneth G. Mertz II, CFA
Co-Portfolio Manager                           Co-Portfolio Manager

EMERALD MUTUAL FUNDS -- HOMESTATE PENNSYLVANIA GROWTH FUND
----------------------------------------------------------
SCHEDULE OF INVESTMENTS                                          JUNE 30, 2001

                                                                      MARKET
                                                         SHARES       VALUE
                                                         ------       ------
COMMON STOCKS -- 96.3%

AEROSPACE & DEFENSE -- 2.8%
     Innovative Solutions and Support, Inc.*<F25>        45,500   $    655,200
     Triumph Group, Inc.*<F25>                           48,600      2,381,400
                                                                  ------------
     TOTAL AEROSPACE & DEFENSE                                       3,036,600
                                                                  ------------

COMMUNICATIONS & BROADCASTING -- 3.3%
     Comcast Corporation -- Class A*<F25>                24,280      1,053,752
     Entercom Communications Corp.*<F25>                 31,670      1,697,829
     4Kids Entertainment, Inc.*<F25>^<F26>               45,915        879,272
                                                                  ------------
     TOTAL COMMUNICATIONS & BROADCASTING                             3,630,853
                                                                  ------------

FINANCE & INSURANCE -- 11.4%
     INSURANCE CARRIERS -- 2.3%
     Donegal Group Inc.  -- Class A                       7,067         91,513
     Donegal Group Inc.  -- Class B                       3,533         40,669
     Erie Indemnity Company -- Class A                   14,600        434,350
     Penn-America Group, Inc.                            65,120        651,200
     Philadelphia Consolidated Holding Corp.*<F25>       36,700      1,276,426
                                                                  ------------
                                                                     2,494,158
                                                                  ------------

     INVESTMENT COMPANIES -- 1.2%
     Federated Investors, Inc.                           38,450      1,238,090
                                                                  ------------

     SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 1.7%
     Commonwealth Bancorp, Inc.                           3,850         68,799
     Parkvale Financial Corporation                      28,450        682,800
     Progress Financial Corporation                     101,068        803,491
     Sovereign Bancorp, Inc.                             25,000        325,000
                                                                  ------------
                                                                     1,880,090
                                                                  ------------

     STATE & NATIONAL BANKS -- 6.2%
     Community Banks, Inc.                               30,390        907,142
     Drovers Bancshares Corporation                      13,738        376,421
     First Colonial Group, Inc.                          31,196        469,500
     Harleysville National Corporation                   28,665      1,325,756
     Main Street Bancorp, Inc.                           10,000        111,500
     National Penn Bancshares, Inc.                      15,300        309,672
     Promistar Financial Corp.                           20,250        486,000
     Royal Bancshares of
       Pennsylvania, Inc.  -- Class A                    35,614        658,859
     S&T Bancorp, Inc.                                   40,150      1,084,050
     Sun Bancorp, Inc.                                   25,401        388,635
     Susquehanna Bancshares, Inc.                        13,800        280,830
     Univest Corporation of Pennsylvania                 10,100        328,250
                                                                  ------------
                                                                     6,726,615
                                                                  ------------
     TOTAL FINANCE & INSURANCE                                      12,338,953
                                                                  ------------

FOOD, BEVERAGES & TOBACCO -- 3.7%
     Buca, Inc.*<F25>^<F26>                              74,000      1,609,500
     CEC Entertainment Inc.*<F25>^<F26>                  20,000        987,000
     Hershey Foods Corporation                           22,959      1,416,800
                                                                  ------------
     TOTAL FOOD, BEVERAGES & TOBACCO                                 4,013,300
                                                                  ------------

MANUFACTURING -- 42.8%
     BIOTECHNOLOGY -- 14.8%
     Abgenix, Inc.*<F25>^<F26>                           28,300      1,273,500
     Aviron*<F25>^<F26>                                  12,000        684,000
     Bio-Technology General Corp.*<F25>^<F26>            16,700        218,770
     Celgene Corporation*<F25>^<F26>                     44,830      1,293,346
     Cephalon, Inc.*<F25>                                45,700      3,221,850
     Cubist Pharmaceuticals, Inc.*<F25>^<F26>            37,010      1,406,380
     Emisphere Technologies, Inc.*<F25>^<F26>            70,140      2,038,970
     Endo Pharmaceuticals Holdings, Inc.*<F25>           32,750        289,510
     Matrix Pharmaceutical, Inc.*<F25>^<F26>             71,200        742,616
     Neose Technologies, Inc.*<F25>                     109,710      4,936,950
                                                                  ------------
                                                                    16,105,892
                                                                  ------------

     BUILDING & HOUSING -- 0.2%
     Berger Holdings, Ltd.*<F25>                         75,850        219,965
                                                                  ------------

     CHEMICALS & ALLIED PRODUCTS -- 2.3%
     Cabot Microelectronics Corporation*<F25>^<F26>      10,000        620,000
     OM Group, Inc.                                      32,730      1,841,063
                                                                  ------------
                                                                     2,461,063
                                                                  ------------

     MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 9.2%
     Allen Organ Company -- Class B                       8,494        290,919
     AMETEK, Inc.                                        17,500        534,625
     C&D Technologies, Inc.                              89,140      2,763,340
     Herley Industries, Inc*<F25>                        84,510      1,495,827
     Intersil Corporation -- Class A*<F25>^<F26>         49,600      1,805,440
     Kulicke and Soffa Industries, Inc.*<F25>            31,700        543,972
     Maxwell Technologies, Inc.*<F25>^<F26>              11,600        258,680
     Rudolph Technologies, Inc.*<F25>^<F26>               8,200        385,400
     Semitool, Inc.*<F25>^<F26>                           5,250         62,632
     Teleflex Incorporated                               40,110      1,764,840
     II-VI Incorporated*<F25>                             7,300        127,750
                                                                  ------------
                                                                    10,033,425
                                                                  ------------

     MISCELLANEOUS INDUSTRIAL MACHINERY & EQUIPMENT -- 5.4%
     Met-Pro Corporation                                100,000      1,350,000
     Paragon Technologies, Inc.                         204,715      1,514,891
     The Shaw Group Inc.*<F25>^<F26>                     21,200        850,120
     SPS Technologies, Inc.*<F25>                        26,800      1,270,320
     York International Corporation                      25,000        875,500
                                                                  ------------
                                                                     5,860,831
                                                                  ------------

     PAPER & FOREST PRODUCTS -- 0.5%
     P.H.  Glatfelter Company                            40,560        578,386
                                                                  ------------

     PHARMACEUTICAL PREPARATIONS -- 1.5%
     Adolor Corporation*<F25>                             8,300        179,280
     Biopure Corporation*<F25>^<F26>                     12,500        329,625
     Duramed Pharmaceuticals, Inc.*<F25>^<F26>           46,400        830,096
     Salix Pharmaceuticals, Ltd.*<F25>^<F26>             13,400        330,310
                                                                  ------------
                                                                     1,669,311
                                                                  ------------

     PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 5.3%
     ABIOMED, Inc.*<F25>^<F26>                            6,200        146,196
     Cytyc Corporation*<F25>^<F26>                       40,000        922,000
     Environmental Tectonics Corporation*<F25>          199,000      1,611,900
     IGEN International, Inc.*<F25>^<F26>                24,000        624,000
     Kensey Nash Corporation*<F25>                       95,500      1,598,670
     Medical Technology & Innovations, Inc.*<F25>     1,001,779         40,071
     OraSure Technologies, Inc.*<F25>                    50,300        628,750
     ThermoGenesis Corp.*<F25>^<F26>                     75,000        157,500
                                                                  ------------
                                                                     5,729,087
                                                                  ------------

     SOFTWARE -- 1.2%
     Activision, Inc.*<F25>^<F26>                         6,400        251,200
     DocuCorp International, Inc.*<F25>^<F26>             2,500          9,000
     MSC.  Software Corp.*<F25>^<F26>                    27,000        506,250
     SpeechWorks International Inc.*<F25>^<F26>          16,100        252,770
     Synplicity, Inc.*<F25>^<F26>                        12,700        127,127
     Take-Two Interactive Software, Inc.*<F25>^<F26>     10,900        202,195
                                                                  ------------
                                                                     1,348,542
                                                                  ------------

     TELECOMMUNICATIONS EQUIPMENT -- 2.4%
     Inrange Technologies
       Corporation -- Class B*<F25>^<F26>                12,000        184,200
     MRV Communications, Inc.*<F25>^<F26>                10,000         93,500
     SeaChange International, Inc.*<F25>^<F26>           97,900      1,765,137
     Tollgrade Communications, Inc.*<F25>                18,600        530,100
                                                                  ------------
                                                                     2,572,937
                                                                  ------------
     TOTAL MANUFACTURING                                            46,579,439
                                                                  ------------

REAL ESTATE INVESTMENT TRUSTS -- 1.9%
     Crown American Realty Trust                        110,000        918,500
     Liberty Property Trust                              29,760        880,896
     RAIT Investment Trust                               15,000        246,000
                                                                  ------------
     TOTAL REAL ESTATE INVESTMENT TRUSTS                             2,045,396
                                                                  ------------

SERVICES -- 19.2%
     BUSINESS SERVICES -- 2.9%
     The IT Group, Inc.*<F25>                            20,000        127,000
     Plexus Corp.*<F25>^<F26>                            49,300      1,626,900
     SEI Investments Company                             30,000      1,422,000
                                                                  ------------
                                                                     3,175,900
                                                                  ------------

     COMPUTER SERVICES -- 8.9%
     Amkor Technology, Inc.*<F25>                        71,505      1,580,260
     Ansoft Corporation*<F25>                            68,660      1,167,220
     Black Box Corporation*<F25>                         20,010      1,347,874
     Sanchez Computer Associates, Inc.*<F25>            139,250      1,845,063
     SunGard Data Systems Inc.*<F25>                    123,760      3,714,038
                                                                  ------------
                                                                     9,654,455
                                                                  ------------

     MEDICAL SERVICES -- 1.4%
     Henry Schein, Inc.*<F25>^<F26>                      37,800      1,514,268
                                                                  ------------

     OIL & GAS SERVICES -- 3.5%
     KCS Energy, Inc.*<F25>^<F26>                        25,000        165,000
     Patterson-UTI Energy, Inc.*<F25>^<F26>              32,900        587,923
     Penn Virginia Corporation                           21,850        718,865
     Pride International, Inc.*<F25>^<F26>               20,000        380,000
     Quicksilver Resources Inc.*<F25>^<F26>              25,400        457,200
     Unit Corporation*<F25>^<F26>                        95,300      1,510,505
                                                                  ------------
                                                                     3,819,493
                                                                  ------------

     PERSONAL SERVICES -- 2.5%
     Education Management Corporation*<F25>              68,350      2,737,417
                                                                  ------------
     TOTAL SERVICES                                                 20,901,533
                                                                  ------------

UTILITIES -- 2.1%
     Philadelphia Suburban Corporation                   87,995      2,243,872
                                                                  ------------

WHOLESALE & RETAIL TRADE -- 9.1%
     MISCELLANEOUS RETAIL STORES -- 2.6%
     Electronics Boutique Holdings Corp.*<F25>           88,310      2,803,842
                                                                  ------------

     RETAIL APPAREL & ACCESSORY STORES -- 5.3%
     American Eagle Outfitters, Inc.*<F25>               22,500        792,900
     Charming Shoppes, Inc.*<F25>                       183,547      1,101,282
     J.  Jill Group Inc.*<F25>^<F26>                     30,500        617,625
     Jones Apparel Group, Inc.*<F25>                     26,500      1,144,800
     Too Inc.*<F25>^<F26>                                24,300        665,820
     The Wet Seal, Inc.  -- Class A*<F25>^<F26>          41,000      1,419,010
                                                                  ------------
                                                                     5,741,437
                                                                  ------------

     WHOLESALE MISCELLANEOUS -- 1.2%
     AmeriSource Health Corporation -- Class A*<F25>     25,080      1,386,924
                                                                  ------------
     TOTAL WHOLESALE & RETAIL TRADE                                  9,932,203
                                                                  ------------
     TOTAL COMMON STOCKS (COST $77,218,970)                        104,722,149
                                                                  ------------

                                                      PRINCIPAL
                                                       AMOUNT
                                                      ---------
SHORT-TERM INVESTMENTS -- 4.2%
     COMMERCIAL PAPER #<F27> -- 2.4%
     Galaxy Funding Corporation, 3.98%, 7/02/01      $2,636,000      2,636,000
                                                                  ------------

     VARIABLE RATE DEMAND NOTES ##<F28> -- 1.8%
     American Family Financial Services Inc., 3.36%     658,454        658,454
     Wisconsin Corporate Central Credit Union, 3.42%  1,061,710      1,061,710
     Wisconsin Electric Power Company, 3.36%            228,416        228,416
                                                                  ------------
                                                                     1,948,580
                                                                  ------------
     TOTAL SHORT-TERM INVESTMENTS (COST $4,584,580)                  4,584,580
                                                                  ------------
TOTAL INVESTMENTS (COST OF $81,803,550) -- 100.5%                  109,306,729
                                                                  ------------
OTHER ASSETS AND LIABILITIES, NET -- (0.5%)                           (547,775)
                                                                  ------------
NET ASSETS -- 100.0%                                              $108,758,954
                                                                  ------------
                                                                  ------------

  *<F25>   Non-income producing security.
  ^<F26> Non-Pennsylvania Company as defined in the Fund's current prospectus (the aggregate value of such securities amounted to $30,790,983 as of June 30, 2001).
  #<F27> Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."
 ##<F28> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2001.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS -- SELECT BANKING AND FINANCE FUND
-------------------------------------------------------
SCHEDULE OF INVESTMENTS                                          JUNE 30, 2001

                                                                      MARKET
                                                         SHARES       VALUE
                                                         ------       ------
COMMON STOCKS -- 91.0%

FINANCE & INSURANCE -- 82.6%
     INSURANCE CARRIERS -- 2.8%
     Motor Club of America *<F29>                         2,500    $    18,125
     Philadelphia Consolidated Holding Corp. *<F29>      12,100        420,838
                                                                   -----------
                                                                       438,963
                                                                   -----------

     INVESTMENT COMPANIES -- 2.6%
     Federated Investors, Inc.                            6,200        199,640
     Gabelli Asset Management Inc.  -- Class A*<F29>      4,800        197,520
                                                                   -----------
                                                                       397,160
                                                                   -----------

     SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 18.9%
     Astoria Financial Corporation                        2,000        110,000
     Commonwealth Bancorp, Inc.                           5,000         89,350
     First Keystone Financial, Inc.                       9,000        127,260
     Hudson City Bancorp, Inc.                           20,000        461,800
     Irwin Financial Corporation                         16,500        414,975
     Laurel Capital Group, Inc.                           6,750        116,606
     Net.B@nk, Inc.*<F29>                                 6,000         67,800
     OceanFirst Financial Corp.                           8,900        230,866
     Parkvale Financial Corporation                      15,000        360,000
     Progress Financial Corporation                      31,958        254,066
     Sovereign Bancorp, Inc.                             14,000        182,000
     Waypoint Financial Corp.                            10,800        135,540
     Webster Financial Corporation                       10,500        344,190
                                                                   -----------
                                                                     2,894,453
                                                                   -----------

     STATE & NATIONAL BANKS -- 58.3%
     Alabama National BanCorporation                      6,000        194,700
     Arrow Financial Corporation                          4,600        116,150
     Banknorth Group, Inc.                               13,687        310,011
     CCBT Financial Companies Inc.                        8,600        257,914
     Century Bancorp, Inc.  -- Class A                    2,500         50,500
     Colombia Bancorp                                     2,500         32,625
     Commerce Bancorp, Inc.                               5,200        364,520
     Community Banks, Inc.                                8,200        244,770
     Community Bancshares Incorporated                    1,200         45,300
     Community First Bankshares, Inc.                    12,000        276,000
     Drovers Bancshares Corporation                      11,576        317,182
     First Charter Corporation                           11,000        206,250
     First Colonial Group, Inc.                           3,472         52,254
     Fulton Financial Corporation                         7,791        159,404
     Great Southern Bancorp, Inc.                         1,900         49,913
     Harleysville National Corporation                   12,941        598,521
     Hudson United Bancorp                               10,287        262,319
     International Bancshares Corporation                 8,500        357,000
     Legacy Bank of Harrisburg*<F29>^<F32>               17,392        191,747
     Local Financial Corporation*<F29>                    9,500        122,550
     Mercantile Bankshares Corporation                    5,700        223,041
     National Commerce Financial Corporation              9,800        238,826
     National Penn Bancshares, Inc.                      11,636        235,513
     Oak Hill Financial, Inc.                            24,000        339,600
     Promistar Financial Corp.                            7,500        180,000
     Republic Bancorp Inc.                                8,000        111,200
     Royal Bancshares of Pennsylvania, Inc.  -- Class A  17,767        328,689
     Royal Bank of Canada+<F31>                           5,304        168,932
     S&T Bancorp, Inc.                                   15,400        415,800
     Sky Financial Group, Inc.                           12,391        234,562
     Southern Financial Bancorp, Inc.                    11,100        280,275
     Summit Bancshares, Inc.                              6,600        124,212
     Sun Bancorp, Inc.                                   12,688        194,126
     Sun Bancorp, Inc.  -- New Jersey *<F29>             18,900        198,450
     Susquehanna Bancshares, Inc.                         8,000        162,800
     U.S.B.  Holding Co., Inc.                           20,700        315,675
     Union Bankshares Corporation                        10,000        157,550
     United National Bancorp                             12,400        281,232
     Valley National Bancorp                              5,250        148,838
     Yardville National Bancorp                          27,900        390,600
                                                                   -----------
                                                                     8,939,551
                                                                   -----------
     TOTAL FINANCE & INSURANCE                                      12,670,127
                                                                   -----------

REAL ESTATE INVESTMENT TRUSTS -- 3.9%
     Brandywine Realty Trust                              5,000        112,250
     Crown American Realty Trust                         13,300        111,055
     Liberty Property Trust                               5,000        148,000
     RAIT Investment Trust                               14,000        229,600
                                                                   -----------
     TOTAL REAL ESTATE INVESTMENT TRUSTS                               600,905
                                                                   -----------

SERVICES -- 4.5%
     BUSINESS SERVICES -- 2.8%
     SEI Investments Company                              9,000        426,600
                                                                   -----------

     COMPUTER SERVICES -- 1.7%
     Sanchez Computer Associates, Inc.  *<F29>           20,000        265,000
                                                                   -----------
     TOTAL SERVICES                                                    691,600
                                                                   -----------
     TOTAL COMMON STOCKS (COST $11,950,265)                         13,962,632
                                                                   -----------

                                                      PRINCIPAL
                                                       AMOUNT
                                                      ---------
SHORT-TERM INVESTMENTS -- 2.6%

     VARIABLE RATE DEMAND NOTES #<F30> -- 2.6%
     Wisconsin Corporate Central Credit Union, 3.42%   $392,874        392,874
                                                                   -----------
     TOTAL SHORT-TERM INVESTMENTS (COST $392,874)                      392,874
                                                                   -----------
TOTAL INVESTMENTS (COST $12,343,139) -- 93.6%                       14,355,506
                                                                   -----------
OTHER ASSETS AND LIABILITIES, NET -- 6.4%                              979,146
                                                                   -----------
NET ASSETS -- 100.0%                                               $15,334,652
                                                                   -----------
                                                                   -----------

 *<F29>   Non-income producing security.
 #<F30> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 2001.
 +<F31>   Foreign security.
 ^<F32>   Illiquid security.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS -- SELECT TECHNOLOGY FUND
----------------------------------------------
SCHEDULE OF INVESTMENTS                                          JUNE 30, 2001

                                                                      MARKET
                                                        SHARES         VALUE
                                                        ------        ------
COMMON STOCKS -- 88.8%

COMMUNICATIONS & BROADCASTING -- 3.9%
     Sirius Satellite Radio Inc.*<F33>1<F36>             17,000     $  207,230
     XM Satellite Radio Holdings Inc.  -- Class A*<F33>   7,500        121,500
                                                                    ----------
     TOTAL COMMUNICATIONS & BROADCASTING                               328,730
                                                                    ----------

MANUFACTURING -- 58.9%
     BIOTECHNOLOGY -- 20.2%
     Abgenix, Inc.*<F33>                                  4,000        180,000
     Adolor Corporation*<F33>                             3,000         64,800
     Aviron*<F33>                                         3,200        182,400
     Biopure Corporation*<F33>                            6,600        174,042
     Celgene Corporation*<F33>                            6,000        173,100
     CryoLife, Inc.*<F33>                                 2,000         81,820
     Cubist Pharmaceuticals, Inc.*<F33>                   7,650        290,700
     Emisphere Technologies, Inc.*<F33>                   3,500        101,745
     Human Genome Sciences, Inc.*<F33>                    3,000        180,750
     Matrix Pharmaceutical, Inc.*<F33>                    7,900         82,397
     Neose Technologies, Inc.*<F33>                       4,000        180,000
                                                                    ----------
                                                                     1,691,754
                                                                    ----------

     CHEMICALS & ALLIED PRODUCTS -- 2.2%
     Cabot Microelectronics Corporation*<F33>             3,000        186,000
                                                                    ----------

     COMPUTER & OFFICE EQUIPMENT -- 3.6%
     EMC Corporation*<F33>                                6,000        174,300
     Riverstone Networks, Inc.*<F33>                      2,600         51,714
     VERITAS Software Corporation*<F33>                   1,125         74,846
                                                                    ----------
                                                                       300,860
                                                                    ----------

     MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 15.4%
     ChipPAC, Inc.*<F33>                                  7,000         73,080
     International Game Technology*<F33>                  1,250         78,438
     Intersil Corporation -- Class A*<F33>                3,400        123,760
     Marvell Technology Group Ltd.*<F33>+<F37>            4,000        107,600
     Microsemi Corporation*<F33>                          6,000        426,000
     Microtune, Inc.*<F33>                                6,000        132,000
     QLogic Corporation*<F33>                               750         48,338
     Rudolph Technologies, Inc.*<F33>                     3,000        141,000
     Ultratech Stepper, Inc.*<F33>                        6,000        153,900
                                                                    ----------
                                                                     1,284,116
                                                                    ----------

     PHARMACEUTICAL PREPARATIONS -- 4.3%
     Duramed Pharmaceuticals, Inc.*<F33>                  7,000        125,230
     Salix Pharmaceuticals, Ltd.*<F33>                    6,000        147,900
     Taro Pharmaceuticals Industries Ltd.*<F33>+<F37>     1,000         87,560
                                                                    ----------
                                                                       360,690
                                                                    ----------

     PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 1.9%
     IGEN International, Inc.*<F33>                       2,500         65,000
     OraSure Technologies, Inc.*<F33>                     7,500         93,750
                                                                    ----------
                                                                       158,750
                                                                    ----------

     SOFTWARE -- 5.1%
     Activision, Inc.*<F33>                               1,500         58,875
     Advent Software, Inc.*<F33>                          1,250         79,375
     BEA Systems, Inc.*<F33>                              2,000         61,420
     Emulex Corporation*<F33>                               750         30,300
     Oracle Corporation*<F33>                             5,000         95,000
     SERENA Software, Inc.*<F33>                          2,000         72,680
     TIBCO Software Inc.*<F33>                            2,200         28,094
                                                                    ----------
                                                                       425,744
                                                                    ----------

     TELECOMMUNICATIONS EQUIPMENT -- 6.2%
     Avici Systems Inc.*<F33>                             7,000         59,990
     CIENA Corporation*<F33>                              2,100         79,800
     ONI Systems Corp.*<F33>                              4,200        117,180
     QUALCOMM Inc.*<F33>                                  2,400        140,352
     SeaChange International, Inc.*<F33>1<F36>            6,500        117,195
                                                                    ----------
                                                                       514,517
                                                                    ----------
     TOTAL MANUFACTURING                                             4,922,431
                                                                    ----------

SERVICES -- 26.0%
     BUSINESS SERVICES -- 9.5%
     Concord EFS, Inc.*<F33>                              3,000        156,030
     eBay Inc.*<F33>1<F36>                                4,100        280,809
     Fair, Isaac and Company, Incorporated                2,000        123,640
     Plexus Corp.*<F33>                                   1,350         44,550
     SEI Investments Company                              4,000        189,600
                                                                    ----------
                                                                       794,629
                                                                    ----------

     COMPUTER SERVICES -- 8.7%
     Check Point Software Technologies Ltd.*<F33>+<F37>   2,700        136,539
     Extreme Networks, Inc.*<F33>                         2,500         73,750
     Sanchez Computer Associates, Inc.*<F33>             14,150        187,487
     SonicWALL, Inc.*<F33>                                6,000        151,260
     SunGard Data Systems Inc.*<F33>                      5,800        174,058
                                                                    ----------
                                                                       723,094
                                                                    ----------

     ENTERTAINMENT & LEISURE -- 1.3%
     Shuffle Master, Inc.*<F33>                           5,250        110,250
                                                                    ----------

     PHARMACEUTICAL SERVICES -- 4.8%
     Pharmaceutical Product Development, Inc.*<F33>       2,500         76,275
     Professional Detailing, Inc.*<F33>                   1,000         92,000
     SFBC International, Inc.*<F33>                       8,000        232,000
                                                                    ----------
                                                                       400,275
                                                                    ----------

     TELECOMMUNICATION SERVICES -- 1.7%
     Metro One Telecommunications, Inc.*<F33>             1,000         64,870
     Pac-West Telecomm, Inc.*<F33>                       40,000         77,600
                                                                    ----------
                                                                       142,470
                                                                    ----------
     TOTAL SERVICES                                                  2,170,718
                                                                    ----------
     TOTAL COMMON STOCKS (COST $7,023,579)                           7,421,879
                                                                    ----------

                                                      PRINCIPAL
                                                        AMOUNT
                                                      ---------
SHORT-TERM INVESTMENTS -- 8.0%

     COMMERCIAL PAPER #<F34> -- 4.1%
     Galaxy Funding Corporation, 3.98%, 7/02/01        $340,000        340,000
                                                                    ----------

     VARIABLE RATE DEMAND NOTES ##<F35> -- 3.9%
     American Family Financial Services Inc., 3.36%     170,000        170,000
     Wisconsin Corporate Central Credit Union, 3.42%     20,000         20,000
     Wisconsin Electric Power Company, 3.36%            136,654        136,654
                                                                    ----------
                                                                       326,654
                                                                    ----------
     TOTAL SHORT-TERM INVESTMENTS (COST $666,654)                      666,654
                                                                    ----------
TOTAL INVESTMENTS (COST $7,690,233) -- 96.8%                         8,088,533
                                                                    ----------

                                                        SHARES
                                                        ------
SECURITIES SOLD SHORT -- (6.3%)
     ANADIGICS, Inc.                                      8,000       (184,000)
     Bel Fuse Inc.  -- Class A                            3,000        (90,000)
     Finisar Corporation                                  4,800        (89,664)
     PolyMedica Corporation                               4,000       (162,000)
                                                                    ----------
     TOTAL SECURITIES SOLD SHORT (PROCEEDS $426,492)                  (525,664)
                                                                    ----------
OTHER  ASSETS AND LIABILITIES, NET -- 9.5%                             792,392
                                                                    ----------
NET ASSETS -- 100.0%                                                $8,355,261
                                                                    ----------
                                                                    ----------

  *<F33>   Non-income producing security.
  #<F34> Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other qualified institutional investors.
 ##<F35> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2001.
  1<F36> All or a portion of the securities have been committed for collateral for open short positions.
  +<F37>   Foreign security.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
--------------------
STATEMENTS OF ASSETS AND LIABILITIES                             JUNE 30, 2001

                                                                               HOMESTATE            SELECT            SELECT
                                                                             PENNSYLVANIA        BANKING AND        TECHNOLOGY
                                                                              GROWTH FUND        FINANCE FUND          FUND
                                                                             ------------        ------------       ----------
ASSETS
Investments in securities at market value (identified cost $81,803,550,
  $12,343,139 and $7,690,233 respectively) (Note 2)                           $109,306,729       $14,355,506        $ 8,088,533
Deposits with brokers for securities sold short                                         --                --          1,206,331
Receivables for:
     Dividends and interest                                                         54,371            39,471             41,570
     Investment securities sold                                                      1,600                --            482,788
     Capital shares sold                                                           244,143         1,065,472                981
     Receivable from Adviser                                                            --               429             27,331
Other assets                                                                        12,584            12,968             10,164
                                                                              ------------       -----------        -----------
          Total assets                                                         109,619,427        15,473,846          9,857,698
                                                                              ------------       -----------        -----------

LIABILITIES
Securities sold short at market value (proceeds $0,
  $0 and $426,492 respectively) (Note 2)                                                --                --            525,664
Payables for:
     Investment securities purchased                                               493,066            65,180            882,559
     Capital shares repurchased                                                     77,976                --                367
     Payable to Adviser                                                             65,430                --                 --
Accrued expenses and other liabilities                                             224,001            74,014             93,847
                                                                              ------------       -----------        -----------
          Total liabilities                                                        860,473           139,194          1,502,437
                                                                              ------------       -----------        -----------
NET ASSETS                                                                    $108,758,954       $15,334,652        $ 8,355,261
                                                                              ------------       -----------        -----------
                                                                              ------------       -----------        -----------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                                  $85,618,109       $13,182,542        $12,593,264
Accumulated net investment income                                                   51,875            60,329                 --
Accumulated net realized gain (loss) on investments                             (4,414,209)           79,414         (4,537,131)
Net unrealized appreciation on investments                                      27,503,179         2,012,367            398,300
Net unrealized depreciation on securities sold short                                    --                --            (99,172)
                                                                              ------------       -----------        -----------
          Net assets                                                          $108,758,954       $15,334,652        $ 8,355,261
                                                                              ------------       -----------        -----------
                                                                              ------------       -----------        -----------

CLASS A:
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($107,325,141/8,586,669 issued and outstanding shares, no par value;
  $14,821,471/953,289 issued and outstanding shares, no par value and
  $8,054,381/662,798 issued and outstanding shares, no par value,
  respectively)                                                                     $12.50            $15.55             $12.15
                                                                                    ------            ------             ------
                                                                                    ------            ------             ------
Maximum offering price per share (100/95.25 of $12.50, 100/95.25
  of $15.55 and 100/95.25 of $12.15, respectively)                                  $13.12            $16.33             $12.76
                                                                                    ------            ------             ------
                                                                                    ------            ------             ------

CLASS C:
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($1,433,813/115,383 issued and outstanding shares, no par value;
  $513,181/33,178 issued and outstanding shares, no par value and
  $300,880/24,865 issued and outstanding shares, no par value,
  respectively)                                                                     $12.43            $15.47             $12.10
                                                                                    ------            ------             ------
                                                                                    ------            ------             ------
Maximum offering price per share (100/99.00 of $12.43, 100/99.00
  of $15.47 and 100/99.00 of $12.10, respectively)                                  $12.56            $15.63             $12.22
                                                                                    ------            ------             ------
                                                                                    ------            ------             ------

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
--------------------
STATEMENTS OF OPERATIONS

                                                               FOR THE FISCAL YEAR ENDED JUNE 30, 2001
                                                      ----------------------------------------------------------
                                                       HOMESTATE
                                                      PENNSYLVANIA     SELECT BANKING AND      SELECT TECHNOLOGY
                                                      GROWTH FUND         FINANCE FUND               FUND
                                                      ------------     ------------------      -----------------

INVESTMENT INCOME:
     Dividends                                       $    989,413          $  405,687              $     1,334
     Interest                                             341,289              41,418                   83,998
                                                     ------------          ----------              -----------
          Total investment income                       1,330,702             447,105                   85,332
                                                     ------------          ----------              -----------

EXPENSES:
     Investment Advisory fees                             858,470             119,966                  130,320
     12b-1 fees -- Class A                                397,408              40,757                   63,498
     12b-1 fees -- Class C                                  9,248               3,546                    3,362
     Shareholder servicing and accounting                 220,856              77,081                  101,092
     Professional fees                                     69,334              22,214                   23,914
     Trustees' fees and expenses                           13,482               5,102                    5,683
     Administration fees                                   80,774              49,230                   50,905
     Reports to shareholders                               42,379               3,931                    5,662
     Federal and state registration fees                   39,628              26,148                   44,196
     Custody fees                                          32,740               4,310                   13,368
     Other                                                 30,337               2,457                    4,396
                                                     ------------          ----------              -----------
          Total expenses before fee waivers             1,794,656             354,742                  446,396
     Advisory fee waived                                       --             (70,405)                 (66,494)
                                                     ------------          ----------              -----------
          Total expenses                                1,794,656             284,337                  379,902
                                                     ------------          ----------              -----------
NET INVESTMENT INCOME (LOSS)                             (463,954)            162,768                 (294,570)
                                                     ------------          ----------              -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
     Realized gain (loss) on:
          Investments                                   3,201,890             687,769               (4,196,701)
          Short positions                                      --                  --                   51,146
          Options contracts expired or closed                  --                  --                   52,618
     Change in unrealized
       appreciation/depreciation on:
          Investments                                 (16,501,057)          3,303,916               (5,446,336)
          Short positions                                      --                  --                   16,797
          Written options                                      --                  --                  (43,068)
                                                     ------------          ----------              -----------
     Net realized and unrealized
       gain (loss) on investments                     (13,299,167)          3,991,685               (9,565,544)
                                                     ------------          ----------              -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $(13,763,121)         $4,154,453              $(9,860,114)
                                                     ------------          ----------              -----------
                                                     ------------          ----------              -----------

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
--------------------
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE FISCAL YEAR ENDED JUNE 30, 2001
                                                                          HOMESTATE
                                                                        PENNSYLVANIA     SELECT BANKING AND     SELECT TECHNOLOGY
                                                                         GROWTH FUND        FINANCE FUND           FUND*<F38>
                                                                        ------------     ------------------     -----------------
OPERATIONS:
     Net investment income (loss)                                        $   (463,954)       $   162,768           $  (294,570)
     Net realized gain (loss):
          Investments                                                       3,201,890            687,769            (4,196,701)
          Short positions                                                          --                 --                51,146
          Options contracts expired or closed                                      --                 --                52,618
     Change in unrealized appreciation/depreciation on:
          Investments                                                     (16,501,057)         3,303,916            (5,446,336)
          Short positions                                                          --                 --                16,797
          Written options                                                          --                 --               (43,068)
                                                                         ------------        -----------           -----------
               NET INCREASE (DECREASE) IN NET ASSETS
                 RESULTING FROM OPERATIONS                                (13,763,121)         4,154,453            (9,860,114)
                                                                         ------------        -----------           -----------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
     Net investment income                                                         --           (153,359)                   --
     Net realized gain on investment transactions                         (32,046,059)                --            (2,626,043)
                                                                         ------------        -----------           -----------
                                                                          (32,046,059)          (153,359)           (2,626,043)
                                                                         ------------        -----------           -----------

DISTRIBUTIONS TO CLASS C SHAREHOLDERS FROM:
     Net investment income                                                         --             (4,480)                   --
     Net realized gain on investment transactions                            (161,654)                --               (33,693)
                                                                         ------------        -----------           -----------
                                                                             (161,654)            (4,480)              (33,693)
                                                                         ------------        -----------           -----------

CAPITAL SHARE TRANSACTIONS: (NOTE 3)
     Net increase in net assets resulting from
       capital share transactions                                          18,080,524            390,686             1,485,342
                                                                         ------------        -----------           -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (27,890,310)         4,387,300           (11,034,508)

NET ASSETS:
     Beginning of period                                                  136,649,264         10,947,352            19,389,769
                                                                         ------------        -----------           -----------
     End of period                                                       $108,758,954        $15,334,652           $ 8,355,261
                                                                         ------------        -----------           -----------
                                                                         ------------        -----------           -----------

FOR THE FISCAL YEAR ENDED JUNE 30, 2000
                                                                          HOMESTATE
                                                                        PENNSYLVANIA     SELECT BANKING AND     SELECT TECHNOLOGY
                                                                         GROWTH FUND        FINANCE FUND           FUND*<F38>
                                                                        ------------     ------------------     -----------------
OPERATIONS:
     Net investment income (loss)                                        $   (899,125)       $    90,202           $  (365,702)
     Net realized gain (loss):
          Investments                                                      41,756,079           (256,917)            7,097,220
          Short positions                                                          --                 --              (174,975)
          Option contracts expired or closed                                       --                 --               106,649
     Change in unrealized appreciation/depreciation on:
          Investments                                                      21,846,095         (1,912,824)            4,405,290
          Short positions                                                          --                 --               (80,422)
          Written options                                                          --                 --                43,068
                                                                         ------------        -----------           -----------
               NET INCREASE (DECREASE) IN NET ASSETS
                 RESULTING FROM OPERATIONS                                 62,703,049         (2,079,539)           11,031,128
                                                                         ------------        -----------           -----------

DISTRIBUTIONS TO CLASSA SHAREHOLDERS FROM:
     Net investment income                                                         --            (35,485)                   --
     Net realized gain on investment transactions                          (8,460,931)                --              (450,023)
                                                                         ------------        -----------           -----------
                                                                           (8,460,931)           (35,485)             (450,023)
                                                                         ------------        -----------           -----------

CAPITAL SHARE TRANSACTIONS: (NOTE 3)
     Net decrease in net assets resulting from
       capital share transactions                                         (16,569,413)           (69,027)             (247,009)
                                                                         ------------        -----------           -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    37,672,705         (2,184,051)           10,334,096

NET ASSETS:
     Beginning of period                                                   98,976,559         13,131,403             9,055,673
                                                                         ------------        -----------           -----------
     End of period                                                       $136,649,264        $10,947,352           $19,389,769
                                                                         ------------        -----------           -----------
                                                                         ------------        -----------           -----------

*<F38>  Prior to February 29, 2000 was known as the Year 2000 (Y2K) Fund.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
--------------------
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
HOMESTATE PENNSYLVANIA GROWTH FUND**<F40>

                                                                                  YEARS ENDED
                                             -----------------------------------------------------------------------------------
                                                      6/30/01               6/30/00        6/30/99        6/30/98        6/30/97
                                             ------------------------       -------        -------        -------        -------
                                             CLASS C++      CLASS A++
                                                   <F41>          <F41>
                                             ---------      ---------
Net asset value at beginning of period         $18.31         $18.31         $11.70         $13.03         $10.78         $10.63
                                               ------         ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss                             (0.13)2<F43>   (0.05)2<F43>   (0.12)1<F42>   (0.01)1<F42>   (0.05)1<F42>   (0.03)
Net realized and unrealized
  gain (loss) on investments                    (1.57)         (1.58)          7.79          (1.18)          2.70           0.89
                                               ------         ------         ------         ------         ------         ------
   Total from investment operations             (1.70)         (1.63)          7.67          (1.19)          2.65           0.86
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
------------------
Distributions from net realized gains           (4.18)         (4.18)         (1.06)         (0.14)         (0.40)         (0.71)
                                               ------         ------         ------         ------         ------         ------
Net asset value at end of period               $12.43         $12.50         $18.31         $11.70         $13.03         $10.78
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
Total return*<F39>                           (10.08)%        (9.62)%         66.58%        (9.24)%         25.04%          9.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)       $1,434       $107,325       $136,649        $98,977       $135,437        $89,577
Ratio of expenses to average net assets         2.21%          1.56%          1.45%          1.56%          1.49%          1.77%
Ratio of net investment loss
  to average net assets                       (1.05)%        (0.40)%        (0.66)%        (0.11)%        (0.45)%        (0.39)%
Portfolio turnover rate3<F44>                     60%            60%           102%            88%            51%            50%

  *<F39> Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
 **<F40> The per share data reflects a 2 for 1 stock split which occurred December 29, 1997.
 ++<F41> On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
  1<F42> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  2<F43> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
  3<F44> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT BANKING AND FINANCE FUND

                                                                                  YEARS ENDED
                                             ------------------------------------------------------------------------------------
                                                      6/30/01               6/30/00        6/30/99        6/30/98        6/30/97#
                                                                                                                              <F45>
                                             ------------------------       -------        -------        -------        -------
                                             CLASS C++      CLASS A++
                                                   <F46>          <F46>
                                             ---------      ---------
Net asset value at beginning of period         $11.20         $11.20         $13.36         $13.42         $11.70         $10.00
                                               ------         ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income (loss)                     0.102<F51>     0.182<F51>     0.08          (0.01)1<F50>   (0.20)1<F50>   (0.03)
Net realized and unrealized
  gain (loss) on investments                     4.34           4.34          (2.20)         (0.05)          2.46           1.73
                                               ------         ------         ------         ------         ------         ------
   Total from investment operations              4.44           4.52          (2.12)         (0.06)          2.26           1.70
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
------------------
Dividends from net investment income            (0.17)         (0.17)         (0.03)            --             --             --
Dividends in excess of net investment income       --             --          (0.01)            --             --             --
Distributions from net realized gains              --             --             --             --          (0.54)            --
                                               ------         ------         ------         ------         ------         ------
                                                (0.17)         (0.17)         (0.04)            --          (0.54)            --
                                               ------         ------         ------         ------         ------         ------
Net asset value at end of period               $15.47         $15.55         $11.20         $13.36         $13.42         $11.70
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
Total return**<F48>                            40.00%         40.72%       (15.91)%        (0.45)%         19.56%         17.00%***
                                                                                                                              <F49>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)         $513        $14,822        $10,947        $13,131        $17,426         $5,628
Ratio of operating expenses to average
  net assets before reimbursement by
  Adviser and waivers                           3.59%          2.94%          2.60%          2.60%          2.59%          8.10%*
                                                                                                                              <F47>
Ratio of operating expenses to average
  net assets after reimbursement by
  Adviser and waivers3<F52>                     3.00%          2.35%          2.35%          2.35%          2.35%          2.35%*
                                                                                                                              <F47>
Ratio of dividends on short positions
  to average net assets                            --             --             --             --          0.02%             --
Ratio of net investment income (loss) to
  average net assets before reimbursement
  by Adviser and waivers                        0.14%          0.79%          0.51%         (0.31)%       (1.99)%        (6.85)%*
                                                                                                                              <F47>
Ratio of net investment income (loss) to
  average net assets after reimbursement
  by Adviser and waivers                        0.73%          1.38%          0.76%         (0.05)%       (1.75)%        (1.10)%*
                                                                                                                              <F47>
Portfolio turnover rate4<F53>                     55%            55%            46%           158%           115%            59%

  #<F45>   From commencement of operations: February 18, 1997.
 ++<F46> On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
  *<F47>   Annualized.
 **<F48> Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
***<F49>   Not annualized.
  1<F50> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  2<F51> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
  3<F52> The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended June 30, 2001, 2000, 1999, 1998 and 1997 were 3.00% (Class
           C) and 2.35% (Class A), 2.35% 2.35%, 2.37% and 2.35%, respectively.
  4<F53> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT TECHNOLOGY FUND

                                                                         YEARS ENDED
                                             --------------------------------------------------------------------
                                                      6/30/01               6/30/00        6/30/99        6/30/98#
                                                                                                               <F54>
                                             ------------------------       -------        -------        -------
                                             CLASS C++      CLASS A++
                                                   <F55>          <F55>
                                             ---------      ---------
Net asset value at beginning of period         $29.59         $29.59         $12.17         $12.09         $10.00
                                               ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss                             (0.37)2<F60>   (0.43)2<F60>   (0.55)1<F59>   (0.22)1<F59>   (0.16)1<F59>
Net realized and unrealized
  gain on investments                          (13.12)        (13.01)         18.62           0.30           2.25
                                               ------         ------         ------         ------         ------
     Total from investment operations          (13.49)        (13.44)         18.07           0.08           2.09
                                               ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
------------------
Distributions from net realized gains           (4.00)         (4.00)         (0.65)            --             --
                                               ------         ------         ------         ------         ------
Net asset value at end of period               $12.10         $12.15         $29.59         $12.17         $12.09
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------
Total return**<F57>                          (52.00)%       (51.80)%        148.95%          0.66%         20.90%***<F58>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)         $301         $8,054        $19,390         $9,056        $10,973
Ratio of operating expenses to average
  net assets before reimbursement by
  Adviser and waivers                           3.91%          3.41%          2.67%3<F61>    3.01%          5.29%*<F56>
Ratio of operating expenses to average
  net assets after reimbursement by
  Adviser and waivers                           3.40%3<F61>    2.90%3<F61>       na4<F62>    2.90%3<F61>    2.90%*<F56>3<F61>
Ratio of dividends on short positions
  to average net assets                            --             --          0.02%          0.04%          0.03%*<F56>
Ratio of net investment loss to
  average net assets before
  reimbursement by Adviser and waivers        (3.26)%        (2.76)%        (2.17)%        (2.27)%        (4.56)%*<F56>
Ratio of net investment loss to
  average net assets after
  reimbursement by Adviser and waivers        (2.75)%        (2.25)%             na3<F61>  (2.16)%        (2.17)%*<F56>
Portfolio turnover rate5<F63>                    193%           193%           199%           200%            44%

  #<F54>   From commencement of operations: October 31, 1997.
 ++<F55> On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
  *<F56>   Annualized.
 **<F57> Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
***<F58>   Not annualized.
  1<F59> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
  2<F60> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  3<F61> The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended June 30, 2001, 2000, 1999 and 1998 were 3.40% (Class C) and
           2.90% (Class A), 2.69%, 2.94% and 2.93%,    respectively.
  4<F62>   Not applicable: no reimbursements were made by the Adviser.
  5<F63> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
--------------------
NOTES TO FINANCIAL STATEMENTS                                    JUNE 30, 2001

NOTE 1 -- DESCRIPTION OF FUNDS

  The HomeState Group (the "Trust"), an open-end management investment company, was established as a Pennsylvania common law trust on August 26, 1992, and is registered under the Investment Company Act of 1940, as amended. The Trust has established three series: the Emerald HomeState Pennsylvania Growth Fund, the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund (each a "Fund" and collectively, the "Funds"). Effective July 1, 2000, the Board voted to name the Fund family the Emerald Mutual Funds. The investment objectives of the Emerald Mutual Funds are set forth below.

  The Emerald HomeState Pennsylvania Growth Fund commenced operations on October 1, 1992. The investment objective of the Fund is long-term growth of capital through a diversified portfolio of investments primarily in the common stock of companies with headquarters or significant operations in the Commonwealth of Pennsylvania. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies. Consequently, the Fund may be subject to risk from economic changes and political developments occurring within Pennsylvania.

  The Emerald Select Banking and Finance Fund commenced operations on February 18, 1997. The investment objective of the Fund is long-term growth through capital appreciation. Income is a secondary objective. To pursue its objective, the Fund will invest at least 65% of its total assets in a diversified portfolio of banking and financial services companies. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and had a different investment objective.

  The Emerald Select Technology Fund commenced operations on October 31, 1997. The investment objective of the Fund is to seek capital appreciation by investing in a non-diversified portfolio of equity securities of public companies in the technology sector. To pursue its objective, the Fund will invest at least 65% of its total assets in such companies. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and had a narrower investment objective.

  The Funds issued a second class of shares, Class C Shares, and renamed the initial class as Class A Shares on July 1, 2000. The two classes differ principally in their respective distribution expenses and arrangements as well as their respective sale and redemption fee arrangements. Both classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

  Class A Shares are subject to an initial sales charge of 4.75% imposed at the time of purchase. Class C Shares are subject to an initial sales charge of 1.00% imposed at the time of purchase, as well as a contingent deferred sales charge ("CDSC") for redemptions made within one year of purchase, in accordance with the Fund's prospectus. The CDSC is 1.00% of the lesser of the current market value or the cost of shares being redeemed.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which were consistently followed by each Fund in the preparation of their financial statements.

  SECURITY VALUATION -- Investment securities traded on a national securities exchange are valued at the last reported sales price, which is usually at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid price is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Trustees believe in good faith accurately reflects their fair value.

  INCOME RECOGNITION -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Income, expense (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

  SECURITIES TRANSACTIONS -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the first-in, first-out (FIFO) cost method.

  DISTRIBUTIONS TO SHAREHOLDERS -- The Funds record distributions to shareholders on the ex-dividend date. Net gains realized from securities transactions, if any, will normally be distributed to shareholders in August and December. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

  FEDERAL INCOME TAXES -- The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  CALL AND PUT OPTIONS -- The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund may write and/or purchase exchange-traded call options and purchase exchange-traded put options primarily to hedge or protect from adverse movements in securities prices in the Funds. When the Funds write a call option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Funds have written either expires on its stipulated expiration date, or if the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Funds have written is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of which are increased by the premium originally received. The Emerald Select Banking and Finance Fund did not write any call options for the year ended June 30, 2001. See Note 7 for options written by the Emerald Select Technology Fund for the year ended June 30, 2001.

  The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Funds forgo the opportunity to profit from an increase in the market price of the underlying security above the exercise price. The use of exchange-traded options may involve risks such as the possibility of illiquid markets or that the counterparty will fail to perform its obligation. Securities held by the Funds may be designated as collateral on written options.

  The premium paid by the Funds for the purchase of a put option is recorded as an investment and subsequently marked to market to reflect the current market value of the option purchased. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds realize a loss in the amount of the cost of the option. If the Funds exercise a put option, they realize a gain or loss from the sale of the underlying security, the proceeds of which are decreased by the premium originally paid. The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund limit the aggregate value of puts and call options to 5% and 25% of each Fund's net assets, respectively.

  SHORT SALES -- The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund may sell securities short. Short sales are transactions in which the Funds sell a security they do not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer upon the short sales; the Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date.
  The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Funds maintain collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Funds are liable for any dividends payable on securities while those securities are in a short position. The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund limit the value of short positions to 5% and 25% of each Fund's net assets, respectively. At June 30, 2001, the Emerald Select Technology Fund had 6.3% of its net assets in short positions.

NOTE 3 -- CAPITAL STOCK

  At June 30, 2001, each Fund had an authorized unlimited number of shares of beneficial interest with no par value.

  The following table summarizes the capital share transactions of each Fund:

  HOMESTATE PENNSYLVANIA GROWTH FUND

                                                     FOR THE YEAR                             FOR THE YEAR
                                                 ENDED JUNE 30, 2001                      ENDED JUNE 30, 2000
                                             ----------------------------             ----------------------------
                                                       CLASS A
                                             ----------------------------
                                               SHARES            AMOUNT                SHARES            AMOUNT
                                             ----------        ----------            ----------        ----------
  Sales                                       1,748,370        $ 22,151,003             728,849        $ 13,594,972
  Reinvested distributions                    2,249,895          30,392,062             482,225           8,015,501
  Redemptions                                (2,873,660)        (36,127,406)         (2,206,764)        (38,179,886)
                                             ----------        ------------          ----------        ------------
  Net increase (decrease)                     1,124,605        $ 16,415,659            (995,690)       $(16,569,413)
                                             ----------        ------------          ----------        ------------
                                                                                                       ------------

  SHARES OUTSTANDING:
  Beginning of period                         7,462,064                               8,457,754
                                             ----------                              ----------
  End of period                               8,586,669                               7,462,064
                                             ----------                              ----------
                                             ----------                              ----------

                                                     FOR THE YEAR
                                                 ENDED JUNE 30, 2001
                                            -----------------------------
                                                       CLASS C
                                            -----------------------------
                                               SHARES            AMOUNT
                                             ----------        ----------
  Sales                                         107,714        $  1,559,761
  Reinvested distributions                       12,171             157,203
  Redemptions                                    (4,502)            (52,099)
                                             ----------        ------------
  Net increase                                  115,383        $  1,664,865
                                             ----------        ------------
                                             ----------

  Total Net Increase                                           $ 18,080,524
                                                               ------------
                                                               ------------

  SELECT BANKING AND FINANCE FUND
                                                     FOR THE YEAR                             FOR THE YEAR
                                                 ENDED JUNE 30, 2001                      ENDED JUNE 30, 2000
                                             ----------------------------             ----------------------------
                                                       CLASS A
                                            -----------------------------
                                               SHARES            AMOUNT                SHARES            AMOUNT
                                             ----------        ----------            ----------        ----------
  Sales                                         246,105        $  3,539,634             387,410        $  4,465,476
  Reinvested distributions                       11,773             147,083               2,766              32,713
  Redemptions                                  (281,708)         (3,698,095)           (396,274)         (4,567,216)
                                             ----------        ------------          ----------        ------------
  Net decrease                                  (23,830)       $    (11,378)             (6,098)       $    (69,027)
                                             ----------        ------------          ----------        ------------
                                                                                                       ------------
  SHARES OUTSTANDING:
  Beginning of period                           977,119                                 983,217
                                             ----------                              ----------
  End of period                                 953,289                                 977,119
                                             ----------                              ----------
                                             ----------                              ----------

                                                     FOR THE YEAR
                                                 ENDED JUNE 30, 2001
                                            -----------------------------
                                                       CLASS C
                                            -----------------------------
                                               SHARES            AMOUNT
                                             ----------        ----------
  Sales                                          38,033        $    467,450
  Reinvested distributions                          344               4,350
  Redemptions                                    (5,199)            (69,736)
                                             ----------        ------------
  Net increase                                   33,178        $    402,064
                                             ----------        ------------
                                             ----------

  Total Net Increase                                           $    390,686
                                                               ------------
                                                               ------------

  SELECT TECHNOLOGY FUND
                                                     FOR THE YEAR                             FOR THE YEAR
                                                 ENDED JUNE 30, 2001                      ENDED JUNE 30, 2000
                                             ----------------------------             ----------------------------
                                                       CLASS A
                                            -----------------------------
                                               SHARES            AMOUNT                SHARES            AMOUNT
                                             ----------        ----------            ----------        ----------
  Sales                                         134,076        $  2,736,381             625,902        $ 18,771,493
  Reinvested distributions                      107,107           2,488,877              15,755             426,362
  Redemptions                                  (233,618)         (4,392,208)           (730,220)        (19,444,864)
                                             ----------        ------------          ----------        ------------
  Net increase (decrease)                         7,565        $    833,050             (88,563)       $   (247,009)
                                             ----------        ------------          ----------        ------------
                                                                                                       ------------

  SHARES OUTSTANDING:
  Beginning of period                           655,233                                 743,796
                                             ----------                              ----------
  End of period                                 662,798                                 655,233
                                             ----------                              ----------
                                             ----------                              ----------

                                                     FOR THE YEAR
                                                 ENDED JUNE 30, 2001
                                            -----------------------------
                                                       CLASS C
                                            -----------------------------
                                               SHARES            AMOUNT
                                             ----------        ----------
  Sales                                          27,968        $    689,150
  Reinvested distributions                        1,517              33,693
  Redemptions                                    (4,620)            (70,551)
                                             ----------        ------------
  Net increase                                   24,865        $    652,292
                                             ----------        ------------
                                             ----------

  Total Net Increase                                           $  1,485,342
                                                               ------------
                                                               ------------

NOTE 4 -- INVESTMENT TRANSACTIONS

  During the year ended June 30, 2001, purchases and sales of investment securities (excluding securities sold short and short-term investments) were as follows:

                                   HOMESTATE
                                  PENNSYLVANIA       SELECT BANKING       SELECT TECHNOLOGY
                                  GROWTH FUND       AND FINANCE FUND            FUND
                                 -------------      ----------------      -----------------
  Purchases                       $66,068,780          $6,347,732            $23,191,260
  Sales                           $77,836,770          $6,291,417            $24,070,224

  The following balances for the Funds are as of June 30, 2001:

                                                                  TAX BASIS NET
                                                   COST FOR        UNREALIZED      TAX BASIS GROSS    TAX BASIS GROSS
                                                FEDERAL INCOME    APPRECIATION        UNREALIZED         UNREALIZED
                                                 TAX PURPOSES    (DEPRECIATION)      APPRECIATION       DEPRECIATION
                                                --------------   --------------    ---------------    ---------------
  HomeState Pennsylvania Growth Fund             $81,751,675       $27,555,054       $32,353,601        $(4,798,547)
  Select Banking and Finance Fund                 12,324,320         2,031,186         2,696,682           (665,496)
  Select Technology Fund                           8,121,667           (33,134)          950,204           (983,338)

  The HomeState Pennsylvania Growth and Select Technology Funds realized, on a tax basis, post-October losses through June 30, 2001 of $4,414,209 and $4,391,394, respectively, which are not recognized for tax purposes until the first day of the following fiscal year.

NOTE 5 -- EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES

  Emerald Advisers, Inc. serves as the investment adviser (the "Adviser") to the Funds for which it receives investment advisory fees from each Fund. The fee for the Emerald HomeState Pennsylvania Growth Fund is based on average daily net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million up to and including $500 million, 0.55% for assets in excess of $500 million up to and including $750 million, and 0.45% for assets in excess of $750 million. The fee for the Emerald Select Banking and Finance Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. The fee for the Emerald Select Technology Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. Under the terms of the investment advisory agreement which expires on December 31, 2001, Emerald Advisers, Inc. may also voluntarily reimburse the Funds for certain expenses. Through June 30, 2001, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse other expenses to the extent that the Fund's total operating expenses exceeds the following:

                                              Class A        Class C
                                              -------        -------
  HomeState Pennsylvania Growth Fund           2.25%          2.90%
  Select Banking and Finance Fund              2.35%          3.00%
  Select Technology Fund                       2.90%          3.40%

  The following table summarizes the advisory fees and expense waivers/reimbursements for the year ended June 30, 2001.

                                                              ADVISORY FEE/
                                               GROSS         OTHER EXPENSES
                                              ADVISORY           WAIVED
                                              --------       --------------
  HomeState Pennsylvania Growth Fund         $858,470             $    --
  Select Banking and Finance Fund             119,966              70,405
  Select Technology Fund                      130,320              66,494

NOTE 6 -- OTHER AGREEMENTS

  Rafferty Capital Markets, LLC (the Distributor), is the sole distributor of the Trust shares pursuant to a Distribution Agreement with each Fund. Each Fund has adopted a distribution services plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The table below demonstrates how the Plan allows each Fund to reimburse the Distributor for a portion of the costs incurred in distributing each Fund's shares, including amounts paid to brokers or dealers, at an annual rate not to exceed the following:

                                                          INCURRED EXPENSES FOR                   INCURRED EXPENSES FOR
                                                             THE YEAR ENDED                          THE YEAR ENDED
                                              CLASS A         JUNE 30, 2001          CLASS C          JUNE 30, 2001
                                              -------     ---------------------      -------      ---------------------
  HomeState Pennsylvania Growth Fund           0.35%            $397,408              1.00%              $9,248
  Select Banking and Finance Fund              0.35%             $40,757              1.00%              $3,546
  Select Technology Fund                       0.50%             $63,498              1.00%              $3,362

  Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. Firstar Bank, N.A. serves as custodian for the Funds.

  The Funds' Declaration of Trust provides that each Trustee affiliated with the Funds' Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive fees from each Fund and expense reimbursements for each Trustees' meeting attended. A member of the Funds' Board of Trustees who is not affiliated with the Adviser is employed as a practicing attorney and is a partner in the law firm of Duane, Morris & Heckscher, LLP the Funds' legal counsel. Legal fees aggregating $44,876, $4,223 and $5,429 were incurred by the Emerald HomeState Pennsylvania Growth Fund, the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund, respectively, to Duane, Morris & Heckscher, LLP during the year ended June 30, 2001.

NOTE 7 -- OPTION CONTRACTS WRITTEN

  The premium amount and the number of option contracts written by the Emerald Select Technology Fund during the year ended June 30, 2001, were as follows:

                                           PREMIUM AMOUNT  NUMBER OF CONTRACTS
                                           --------------  -------------------
  Options outstanding at June 30, 2000        $53,818               60
  Options written                                   0                0
  Options closed                              (35,939)             (20)
  Options exercised                                 0                0
  Options expired                             (17,879)             (40)
                                              -------              ---
  Options outstanding at June 30, 2001        $     0                0
                                              -------              ---
                                              -------              ---

NOTE 8 -- PROXY RESULTS - HOMESTATE PENNSYLVANIA GROWTH FUND

  Following are results from the shareholder vote taken on May 31, 2001 to change the HomeState Pennsylvania Growth Fund's investment objective to long-term growth of capital and to change the name of the Fund to the "Emerald Growth Fund."

                         NUMBER OF        % OF OUTSTANDING      % OF SHARES
                           SHARES              SHARES              VOTED
                         ---------        ----------------      -----------
  Affirmative          4,390,533.633          48.947%             95.771%
  Against                129,497.970           1.443%              2.824%
  Abstain                 64,392.914           0.718%              1.405%
                       -------------          -------            --------
  TOTAL                4,584,424.517          51.108%            100.000%

EMERALD MUTUAL FUNDS
--------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The HomeState Group

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerald HomeState Pennsylvania Growth Fund, the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund (constituting The HomeState Group, hereafter referred to as the "Funds") at June 30, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
August 17, 2001

EMERALD MUTUAL FUNDS
--------------------
TAX INFORMATION

REQUIRED INCOME TAX DISCLOSURES

  In early 2001, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended June 30, 2001. The Funds hereby designate the following amounts, including the utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction, as long-term capital gains distributions.

                         HOMESTATE
                        PENNSYLVANIA     SELECT BANKING      SELECT TECHNOLOGY
                        GROWTH FUND     AND FINANCE FUND            FUND
                        ------------    ----------------     -----------------
  Capital Gains
    Taxed at 20%        $11,587,901         $      --             $298,132

                              EMERALD MUTUAL FUNDS
                              --------------------

                               INVESTMENT ADVISER
                               ------------------
                             EMERALD ADVISERS, INC.
                                 LANCASTER, PA

                                  DISTRIBUTOR
                                  -----------
                         RAFFERTY CAPITAL MARKETS, LLC
                                WHITE PLAINS, NY

                               ADMINISTRATOR AND
                                 TRANSFER AGENT
                                 --------------
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                                 MILWAUKEE, WI

                                   CUSTODIAN
                                   ---------
                               FIRSTAR BANK, N.A.
                                 CINCINNATI, OH

                            INDEPENDENT ACCOUNTANTS
                            -----------------------
                           PRICEWATERHOUSECOOPERS LLP
                                 MILWAUKEE, WI

                                 LEGAL COUNSEL
                                 -------------
                         DUANE, MORRIS & HECKSCHER, LLP
                                 HARRISBURG, PA

                               BOARD OF TRUSTEES
                               -----------------
                                 BRUCE E. BOWEN
                            KENNETH G. MERTZ II, CFA
                             SCOTT C. PENWELL, ESQ.
                                 SCOTT L. REHR
                                H.J. ZOFFER, PHD

                                FUND MANAGEMENT
                                ---------------
                             EMERALD ADVISERS, INC.
                          1703 OREGON PIKE, SUITE 101
                                 P.O. BOX 10666
                              LANCASTER, PA 17605

                              SHAREHOLDER SERVICES
                              --------------------
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                                  P.O. BOX 701
                            MILWAUKEE, WI 53210-0701

                               TELEPHONE NUMBERS
                               -----------------
               THE FUND                            (800) 232-0224
               MARKETING / BROKER SERVICES         (800) 232-6572
               SHAREHOLDER SERVICES                (800) 232-0224

                          24 HOUR PRICING INFORMATION
                          ---------------------------
                                 1-800-232-0224
                           www.emeraldmutualfunds.com

   This report is for the general information of Fund shareholders.  For more detailed information about the Fund, please consult a copy of the Fund's current prospectus. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a copy of the current prospectus.

08/01